
                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY

                     ---------------------------------------

                            EQUIPMENT LEASE AGREEMENT
                                 (TRLIV 2004-1A)
                           Dated as of August 19, 2004

                                     between

                     TRLIV 2004-1A RAILCAR STATUTORY TRUST,
                         a Connecticut Statutory Trust,
                                     Lessor

                                       and

                          TRINITY RAIL LEASING IV L.P.,
                                     Lessee

                           Tank Cars and Freight Cars

                     ---------------------------------------

            CERTAIN OF THE RIGHT, TITLE AND INTEREST OF LESSOR IN AND TO THIS
            LEASE, THE EQUIPMENT COVERED HEREBY AND THE RENT DUE AND TO BECOME
            DUE HEREUNDER HAVE BEEN ASSIGNED AS COLLATERAL SECURITY TO, AND ARE
            SUBJECT TO A SECURITY INTEREST IN FAVOR OF, WILMINGTON TRUST
            COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS INDENTURE
            TRUSTEE UNDER A TRUST INDENTURE AND SECURITY AGREEMENT (TRLIV
            2004-1A), DATED AS OF AUGUST 19, 2004 BETWEEN SAID INDENTURE
            TRUSTEE, AS SECURED PARTY, AND LESSOR, AS DEBTOR. INFORMATION
            CONCERNING SUCH SECURITY INTEREST MAY BE OBTAINED FROM THE INDENTURE
            TRUSTEE AT ITS ADDRESS SET FORTH IN SECTION 20 OF THIS LEASE. SEE
            SECTION 25.2 FOR INFORMATION CONCERNING THE RIGHTS OF THE ORIGINAL
            HOLDER AND HOLDERS OF, THE VARIOUS COUNTERPARTS HEREOF.

                     ---------------------------------------

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                                Table of Contents

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SECTION 1.         Definitions.................................................................................    1

SECTION 2.         Acceptance and Leasing of Equipment.........................................................    1

SECTION 3.         Term and Rent...............................................................................    1
      Section 3.1       Lease Term.............................................................................    1
      Section 3.2       Basic Rent.............................................................................    1
      Section 3.3       Supplemental Rent......................................................................    2
      Section 3.4       Adjustment of Rent.....................................................................    3
      Section 3.5       Manner of Payments.....................................................................    3

SECTION 4.         Ownership and Marking of Equipment..........................................................    3
      Section 4.1       Retention of Title.....................................................................    3
      Section 4.2       Duty to Number and Mark Equipment......................................................    3
      Section 4.3       Prohibition Against Certain Designations...............................................    4

SECTION 5.         Disclaimer of Warranties....................................................................    4
      Section 5.1       Disclaimer of Warranties...............................................................    4
      Section 5.2       Rights and Obligations Under Subleases.................................................    5

SECTION 6.         Return of Equipment; Storage................................................................    5
      Section 6.1       Return; Holdover Rent..................................................................    5
      Section 6.2       Condition of Equipment.................................................................    8

SECTION 7.         Liens.......................................................................................    8

SECTION 8.         Maintenance; Possession; Compliance with Laws...............................................    9
      Section 8.1       Maintenance and Operation..............................................................    9
      Section 8.2       Possession and Use.....................................................................   10
      Section 8.3       Sublease...............................................................................   11

SECTION 9.         Modifications...............................................................................   13
      Section 9.1       Required Modifications.................................................................   13
      Section 9.2       Optional Modifications.................................................................   14
      Section 9.3       Removal of Property; Replacements......................................................   14

SECTION 10.        Voluntary Termination.......................................................................   15
      Section 10.1      Right of Termination...................................................................   15
      Section 10.2      Sale of Equipment......................................................................   16
      Section 10.3      Retention of Equipment by Lessor.......................................................   17
      Section 10.4      Termination of Lease...................................................................   18

SECTION 11.        Loss, Destruction Requisition, Etc..........................................................   18
      Section 11.1      Event of Loss..........................................................................   18
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                                Table of Contents
                                   (continued)

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      Section 11.2      Replacement or Payment upon Event of Loss; Substitution..................................  18
      Section 11.3      Rent Termination.........................................................................  21
      Section 11.4      Disposition of Equipment; Replacement of Unit............................................  21
      Section 11.5      Eminent Domain...........................................................................  23

SECTION 12.        Insurance.....................................................................................  23
      Section 12.1      Insurance................................................................................  23
      Section 12.2      Physical Damage Insurance................................................................  24
      Section 12.3      Public Liability Insurance...............................................................  25
      Section 12.4      Certificate of Insurance.................................................................  26
      Section 12.5      Additional Insurance.....................................................................  27
      Section 12.6      Post-Lease Term Insurance................................................................  27

SECTION 13.        Reports; Inspection...........................................................................  28
      Section 13.1      Duty of Lessee to Furnish................................................................  28
      Section 13.2      Inspection...............................................................................  28

SECTION 14.        Lease Events of Default.......................................................................  30

SECTION 15.        Remedies......................................................................................  33
      Section 15.1      Remedies.................................................................................  33
      Section 15.2      Cumulative Remedies......................................................................  36
      Section 15.3      No Waiver................................................................................  36
      Section 15.4      Notice of Lease Default..................................................................  36
      Section 15.5      Lessee's Duty to Return Equipment Upon Default...........................................  36
      Section 15.6      Specific Performance; Lessor Appointed Lessee's Agent....................................  37

SECTION 16.        Filings; Further Assurances...................................................................  38
      Section 16.1      Filings..................................................................................  38
      Section 16.2      Further Assurances.......................................................................  38
      Section 16.3      Other Filings............................................................................  38
      Section 16.4      Expenses.................................................................................  39

SECTION 17.        Lessor's Right to Perform.....................................................................  39

SECTION 18.        Assignment....................................................................................  39
      Section 18.1      Assignment by Lessor.....................................................................  39
      Section 18.2      Assignment by Lessee.....................................................................  40
      Section 18.3      Sublessee's or Others Performance and Rights.............................................  40

SECTION 19.        Net Lease, Etc................................................................................  40

SECTION 20.        Notices.......................................................................................  41
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                                Table of Contents
                                   (continued)

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SECTION 21.        Concerning the Indenture Trustee..............................................................  43
      Section 21.1      Limitation of the Indenture Trustee's Liabilities........................................  43
      Section 21.2      Right, Title and Interest of the Indenture Trustee Under Lease...........................  43

SECTION 22.        Purchase Options; Renewal Option..............................................................  43
      Section 22.1      Early Purchase Option....................................................................  43
      Section 22.2      Election to Retain or Return Equipment at End of Basic or Renewal Term...................  45
      Section 22.3      Purchase Option..........................................................................  45
      Section 22.4      Renewal Option...........................................................................  46
      Section 22.5      Rent Appraisal, Outside Renewal Date.....................................................  46
      Section 22.6      Stipulated Loss Amount and Termination Amount During Renewal Term........................  46

SECTION 23.        Limitation of Lessor's Liability..............................................................  46

SECTION 24.        Investment of Security Funds..................................................................  47

SECTION 25.        Miscellaneous.................................................................................  47
      Section 25.1      Governing Law; Severability..............................................................  47
      Section 25.2      Execution in Counterparts................................................................  47
      Section 25.3      Headings and Table of Contents; Section References.......................................  47
      Section 25.4      Successors and Assigns...................................................................  47
      Section 25.5      True Lease...............................................................................  47
      Section 25.6      Amendments and Waivers...................................................................  48
      Section 25.7      Survival.................................................................................  48
      Section 25.8      Business Days............................................................................  48
      Section 25.9      Directly or Indirectly; Performance by Managers..........................................  48
      Section 25.10     Incorporation by Reference...............................................................  49
      Section 25.11     No Partnership Created...................................................................  49
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                                Table of Contents
                                   (continued)

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                             APPENDICES AND EXHIBITS

Exhibit A         -        Form of Lease Supplement
Exhibit B-1       -        Form of Net Sublease
Exhibit B-2       -        Form of Full Service Sublease
Appendix A        -        Definitions

                            EQUIPMENT LEASE AGREEMENT
                                 (TRLIV 2004-1A)

            This Equipment Lease Agreement (TRLIV 2004-1A), dated as of August 19, 2004 (this "Lease"), is by and between TRLIV 2004-1A Railcar Statutory Trust, a Connecticut statutory trust, as Lessor, and Trinity Rail Leasing IV L.P., a Texas limited partnership, as Lessee.

            In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.

         Unless otherwise defined herein or required by the context, all capitalized terms used herein shall have the respective meanings assigned to such terms in Appendix A hereto for all purposes of this Lease.

SECTION 2. Acceptance and Leasing of Equipment.

         Subject to Section 4 of the Participation Agreement, Lessor hereby agrees to accept delivery of each Unit from Lessee and to lease such Unit to Lessee hereunder, and Lessee hereby agrees, immediately following such acceptance by Lessor, to lease from Lessor hereunder such Unit, such acceptance by Lessor and lease by Lessee to be evidenced by the execution and delivery by Lessee and Lessor of a Lease Supplement covering such Unit, all in accordance with Section 2.3(b) of the Participation Agreement. Lessee hereby agrees that its execution and delivery of a Lease Supplement covering any Unit shall, without further act, irrevocably constitute acceptance by Lessee of such Unit for all purposes of this Lease.

SECTION 3. Term and Rent.

         Section 3.1 Lease Term. The basic term of this Lease (the "Basic Term") shall commence on the Basic Term Commencement Date and, subject to earlier termination pursuant to Section 10, 11, 15 or 22.1, shall expire at 11:59 p.m. (Chicago, Illinois time) on the date immediately prior to the Basic Term Expiration Date. Subject and pursuant to Section 22.4, Lessee may elect one Renewal Term.

         Section 3.2 Basic Rent. Lessee hereby agrees to pay to Lessor Basic Rent for each Unit throughout the Basic Term applicable thereto in consecutive monthly installments payable on each Rent Payment Date. Each such monthly payment of Basic Rent shall be in an amount equal to the product of the Equipment Cost for each Unit subject to lease hereunder multiplied by the Basic Rent percentage set forth opposite such Rent Payment Date on Schedule 3-A to the Participation Agreement (as such Schedule 3-A shall be adjusted pursuant to Section 2.6 of the Participation Agreement). Notwithstanding Lessee's payment obligations set forth in the preceding two sentences, Lessee's liability on account of the use of the Units during each Lease Period shall accrue and be allocated within the meaning of Treasury Regulation Section 1.467-1(c)(2)(ii)(A)(2) to each Lease Period as set forth on Schedule 3-B to the Participation

Agreement. Basic Rent shall be allocated to each calendar year in the Basic Term based upon the assumption that each calendar year in the Basic Term is 360 days, consisting of four 90-day quarters and twelve 30-day months. It is the intention of Lessor and Lessee that (x) the allocations of Basic Rent set forth on
Schedule 3-B to the Participation Agreement constitute specific allocations of fixed rent within the meaning of Treasury Regulation Section 1.467-1(c)(2)(ii) and (y) the first three Lease Periods shall constitute a rent holiday to which no Basic Rent is allocated. Stipulated Loss Amounts and Termination Amounts have been calculated on the basis that (i) any Basic Rents actually due on the date of such calculation shall not have been paid and (ii) any Basic Rents scheduled to have been paid prior to the date of such calculation are assumed to have been paid and have been appropriately reflected in such calculations. Lessor and Lessee agree to include in income and deduct the Basic Rents allocated to each Lease Period and calendar year according to Schedule 3-B of the Participation Agreement.

         It is the intention of the parties hereto that Basic Rent shall constitute "fixed rent" within the meaning of Treasury Regulation Section 1.467-1(h)(3) and that Basic Rent paid shall always equal Basic Rent allocated. In the event that (i) the amount of fixed rent payable under the Lease is deemed to be less than or more than the aggregate amount of Basic Rent identified on
Schedule 3-A to the Participation Agreement and (ii) such increase is deemed to be an increase of fixed rent (within the meaning of Treasury Regulation Section 1.467-1(h)(3)) or such decrease is deemed to be a decrease of fixed rent (within the meaning of Treasury Regulation Section 1.467-1(h)(3)), then the amount of Basic Rent allocated on Schedule 3-B to the Participation Agreement for each Lease Period shall be increased or decreased, as the case may be, by an amount equal to the deemed increase or decrease in Basic Rent payments multiplied by a fraction, the numerator of which is equal to the amount of Basic Rent allocated for such Lease Period on Schedule 3-B to the Participation Agreement and the denominator of which is the aggregate amount of the Basic Rent allocated for all Lease Periods on Schedule 3-B to the Participation Agreement. The adjusted Basic Rent allocated shall constitute Basic Rent allocated for all purposes of this Lease.

         Notwithstanding anything to the contrary contained herein or in the Participation Agreement, each installment of Basic Rent (both before and after any adjustment pursuant to Section 2.6 of the Participation Agreement) shall be, under any circumstances and in any event, in an amount at least sufficient for Lessor to pay in full as of the due date of such installment, an amount equal to the sum of (x) any payment of principal of and interest on the Equipment Notes required to be paid by Lessor pursuant to the Indenture on such due date in accordance with the Scheduled Amortization and (y) the Policy Provider Base Premium Amount required to be paid on the due date of such installment.

         Section 3.3 Supplemental Rent. Lessee also agrees to pay to Lessor, or to whosoever shall be entitled thereto, any and all Supplemental Rent, as and when due, or where no due date is specified, promptly after demand by the Person entitled thereto, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise as in the case of nonpayment of Basic Rent. Lessee will also pay, as Supplemental Rent, (i) on demand, to the extent permitted by applicable law, an amount equal to Late Payment Interest on any part of any installment of Basic Rent not paid when due for any period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or promptly after demanded for the period from such due date or demand date, as applicable, until the same shall be paid and (ii) as and when due in accordance with the Trust Indenture or the Participation Agreement, any Make-Whole Amount payable with respect to any Equipment Note, including, without limitation, amounts of Make-Whole Amount due in the case of the termination of this Lease with respect to any Unit pursuant to Section 6.9 (other than clause 6.9(a)(C) thereof) of the Participation Agreement, and in the case of any refinancing of the Equipment Notes pursuant to Section 10.2 of the Participation Agreement but excluding any Make-Whole Amount payable pursuant to
Section 4.4(b) of the Indenture. All Supplemental Rent to be paid pursuant to this Section 3.3 shall be payable in the type of funds and in the manner set forth in Section 3.5.

         Section 3.4 Adjustment of Rent. Lessee and Lessor agree that the payments and allocations of Basic Rent, Stipulated Loss Values, Stipulated Loss Amounts, Termination Values and Termination Amount percentages and the Early Purchase Price shall be adjusted to the extent provided in Section 2.6 of the Participation Agreement.

         Section 3.5 Manner of Payments. All Rent (other than Supplemental Rent payable to Persons other than Lessor, which shall be payable to such other Persons in accordance with written instructions furnished to Lessee by such Persons, as otherwise provided in any of the Operative Agreements or as required by law) shall be paid by Lessee to Lessor at its office at 225 Asylum Street, 23rd Floor, Hartford, CT 06103, Attention: Corporate Trust Department, provided, that so long as the Indenture shall not have been discharged pursuant to the terms thereof, Lessor hereby directs, and Lessee hereby agrees, that all Rent (excluding Excepted Property) payable to Lessor shall be paid from the Payment Account directly to the Indenture Trustee at the times and in funds of the type specified in this Section 3.5 at the office of the Indenture Trustee at Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, ABA No. 031100092, Account No. 067435-000, Ref: Trinity Rail-TRLIV 2004-1A, or at such other location in the United States of America as the Indenture Trustee may otherwise direct. All Rent shall be paid by Lessee to the recipient not later than 11:00 a.m. Chicago, Illinois time on the date of such payment in funds consisting of lawful currency of the United States of America, which shall be immediately available. Notwithstanding anything contained in this Lease to the contrary, any amounts received by any Person pursuant to distribution from any of the Accounts shall for all purposes hereof be deemed payment in satisfaction of the related obligation hereunder to which such distribution relates and any failure by Lessor, the Indenture Trustee or any Indemnified Party to receive from the Collateral Agent the full amount of any such distribution measured by reference to Basic Rent, Supplemental Rent or any component thereof shall be deemed a failure by Lessee to pay such Basic Rent or Supplemental Rent hereunder, as the case may be.

SECTION 4. Ownership and Marking of Equipment.

         Section 4.1 Retention of Title. Lessor shall and hereby does retain full legal title to and beneficial ownership of each Unit for all purposes (including for all tax purposes) notwithstanding the delivery to and possession and use of such Unit by Lessee hereunder or any Sublessee under any sublease permitted hereby.

         Section 4.2 Duty to Number and Mark Equipment. With respect to the Units to be delivered on the Closing Date, Lessee represents that Manager has caused, and on or prior to the date on which a Lease Supplement is executed and delivered in respect of a Replacement

Unit pursuant to Section 11.4(b) (or, if the applicable Replacement Unit is not in the possession of Lessee or the Manager, as soon as practicable and in any event no later than ten Business Days after the earliest date on which Lessee or the Manager obtains possession of such Replacement Unit (whether for purposes of repair or maintenance or otherwise)), Lessee will cause, each Unit to be numbered with the reporting mark shown on the Lease Supplement dated the date on which such Unit was delivered and covering such Unit, and will from and after such date keep and maintain, plainly, distinctly, permanently and conspicuously marked by a plate or stencil printed in contrasting colors upon each side of each Unit, in letters not less than one inch in height, a legend substantially as follows:

                   "OWNERSHIP SUBJECT TO A SECURITY AGREEMENT
                  FILED WITH THE SURFACE TRANSPORTATION BOARD"

with appropriate changes thereof and additions thereto as from time to time may be required by law in order to protect Lessor's right, title and interest in and to such Unit, its rights under this Lease and the rights of the Indenture Trustee. Except as provided hereinabove, Lessee will not place any such Units in operation or exercise any control or dominion over the same until the required legend shall have been so marked on both sides thereof, and will replace promptly any such word or words in such legend which may be removed, defaced, obliterated or destroyed. In the event of a change in the reporting mark of any Unit, as soon as practicable (and in any event within 60 days after a Responsible Officer of the Manager has received notice of any such changed mark) a statement of the new reporting mark to be substituted therefor shall be delivered by Lessee to Lessor and, so long as the Indenture shall not have been discharged pursuant to its terms, to the Indenture Trustee. As soon as practicable, but in any event within 30 days, after the delivery of such statement a supplement to this Lease and, if not so discharged, the Indenture, with respect to such new reporting marks, shall be filed or recorded in all public offices where this Lease and the Indenture shall have been filed or recorded and in such other places, if any, where Lessor and, so long as the Indenture shall not have been discharged pursuant to its terms, the Indenture Trustee may reasonably request in order to protect, preserve and maintain its right, title and interest in the Units. The costs and expenses of all such supplements, filings and recordings shall be borne by Lessee.

         Section 4.3 Prohibition Against Certain Designations. Except as provided in Section 4.2 above, Lessee will not allow or permit the name of any Person to be placed on any Unit as a designation that might reasonably be interpreted as a claim of ownership and shall not, and shall not permit the Manager, any Sublessee or any other Person to, alter the reporting marks with respect to any Unit. Lessee may cause or permit any Unit to be lettered with the names or initials or other insignia (other than reporting marks) customarily used by Lessee or any applicable Permitted Sublessee or any of their respective Affiliates on railcars used by it of the same or a similar type for convenience of identification of the right of Lessee to use such Unit hereunder or such Permitted Sublessee to use such Unit pursuant to a Permitted Sublease.

SECTION 5. Disclaimer of Warranties.

         Section 5.1 Disclaimer of Warranties. Without waiving any claim Lessee may have against any seller, supplier or manufacturer, LESSEE ACKNOWLEDGES AND AGREES THAT (i) EACH UNIT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE

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

SELECTED BY AND ACCEPTABLE TO LESSEE, (ii) LESSEE IS SATISFIED THAT EACH UNIT IS SUITABLE FOR ITS PURPOSES AND LESSEE HAS ACCEPTED EACH UNIT, (iii) NEITHER LESSOR NOR OWNER PARTICIPANT IS A MANUFACTURER OR A DEALER IN PROPERTY OF SUCH KIND OR HAS INSPECTED THE UNITS PRIOR TO DELIVERY TO AND ACCEPTANCE BY LESSEE,
(iv) EACH UNIT IS LEASED HEREUNDER SUBJECT TO ALL APPLICABLE LAWS AND GOVERNMENTAL REGULATIONS NOW IN EFFECT OR HEREAFTER ADOPTED AND (v) LESSOR LEASES AND LESSEE TAKES EACH UNIT "AS-IS", "WHERE-IS" AND "WITH ALL FAULTS", IN WHATEVER CONDITION IT MAY BE, AND LESSEE ACKNOWLEDGES THAT NONE OF LESSOR, AS LESSOR OR IN ITS INDIVIDUAL CAPACITY, INDENTURE TRUSTEE, ANY LOAN PARTICIPANT, THE POLICY PROVIDER OR THE OWNER PARTICIPANT MAKES NOR SHALL BE DEEMED TO HAVE MADE, AND EACH EXPRESSLY DISCLAIMS, ANY AND ALL RIGHTS, CLAIMS, WARRANTIES OR REPRESENTATIONS EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, USE, CONDITION, FITNESS FOR ANY PARTICULAR PURPOSE, DESIGN, OPERATION, MERCHANTABILITY THEREOF OR AS TO THE TITLE OF ANY UNIT, THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREOF OR CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT, COPYRIGHT OR TRADEMARK INFRINGEMENT, THE ABSENCE OF ANY LATENT OR OTHER DEFECT, WHETHER OR NOT DISCOVERABLE, OR AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR ANY OTHER EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER WITH RESPECT THERETO AND EACH OF LESSOR, INDENTURE TRUSTEE, ANY LOAN PARTICIPANT, THE POLICY PROVIDER AND OWNER PARTICIPANT EXPRESSLY DISCLAIMS SELECTION OF THE UNITS, except that Lessor, in its individual capacity, represents and warrants that on the Closing Date, Lessor shall have received whatever title to each Unit as was conveyed to Lessor by Lessee and each Unit will be free of Lessor's Liens attributable to Lessor and provided that the foregoing disclaimer in clause (v) shall not extend to Owner Participant's representation and warranty contained in Section 3.5(e) of the Participation Agreement. Lessee's delivery of a Lease Supplement shall be conclusive evidence as between Lessee and Lessor that all Units described therein are in all the foregoing respects satisfactory to Lessee, and Lessee will not assert any claim of any nature whatsoever against Lessor based on any of the foregoing matters.

         Section 5.2 Rights and Obligations Under Subleases. Unless a Lease Event of Default shall have occurred and be continuing under Section 14 and Lessor shall have given written notice to Lessee, Lessor agrees to make available to Lessee such rights as Lessor may have, and Lessee shall be entitled to exercise all rights of Lessor under, each Sublease in each case, subject to the applicable provisions of this Lease and the Collateral Agency Agreement, if any. Lessor hereby delegates to Lessee, and Lessee hereby assumes and shall be obligated to perform, all obligations of Lessor under each Sublease, in each case subject to the applicable provisions of this Lease and Collateral Agency Agreement, if any.

SECTION 6. Return of Equipment; Storage.

         Section 6.1 Return; Holdover Rent. (a) Not less than 180 days prior to the end of the Basic Term or the end of the Renewal Term, if Lessee has elected to return the Units under Section 22.2, Lessee will provide Lessor with a list of not less than ten (10) alternative storage locations ("Storage Locations") used by Lessee for the storage of rolling stock within the Contiguous United States with sufficient available storage capacity to store the Units and the available storage capacities of such locations. Unless Lessee shall have purchased the Units pursuant to Section 22 of this Lease or pursuant to Section 6.9 of the Participation Agreement, not less than 90 days prior to the end of the Lease Term, Lessor will give Lessee irrevocable notice of its decision either to take possession of or store the Units. If Lessor shall have decided to take possession of the Units, the terms of Section 6.1(b) will apply. If Lessor shall have decided to store the Units, the terms of
Section 6.1(c) will apply.

         (b) Unless Lessee shall have purchased the Units pursuant to Section 22 of this Lease or pursuant to Section 6.9 of the Participation Agreement, if Lessor shall have decided to take possession of the Units, Lessee will, at its sole risk and expense, deliver possession of the Units at any storage location(s), f.o.b. such location(s), (i) as may be agreed upon by Lessor and Lessee in writing or (ii) in the absence of such agreement as Lessor may reasonably select by written notice to Lessee on or before the 90th day before the end of the Lease Term; provided, that (x) with respect to all Units being so delivered, there shall be no more than ten (10) locations (each of which shall be located within the Contiguous United States and shall have adequate storage capacities) and (y) Lessor's notice shall specify the total number and type of Units to be delivered to each location.

         (c) (i) Unless Lessee shall have purchased the Units pursuant to
Section 22 of this Lease or pursuant to Section 6.9 of the Participation Agreement, if Lessor shall have elected to store the Units upon the expiration of the Lease Term with respect thereto, Lessee shall store the Units free of charge and at the risk and expense of Lessee for a period (the "Storage Period") beginning, for any particular Storage Location, on the expiration of the Lease Term for such Units (the "Storage Period Commencement Date") and ending not more than 120 days after the later of (i) the date of such expiration and (ii) the date on which such Unit is in compliance with the conditions set forth in
Section 6.2. On or before the 120th day before the end of the Lease Term, Lessor shall provide Lessee with written notice designating its choices from among the Storage Locations provided by Lessee pursuant to Section 6.1(a). Any storage provided by Lessee during the Storage Period shall be at the sole risk and expense of Lessee, and Lessee shall maintain the insurance required by Section
12.1 with respect to all stored Units. During the Storage Period, Lessee will permit Lessor or any Persons designated by it, including the authorized representative or representatives of any prospective purchaser or user of such Units, to restencil the marks on such Units and to inspect the same during Lessee's normal business hours upon at least three Business Days' prior written or telephonic notice; provided, however, that such inspection and restenciling shall not interfere with the normal conduct of Lessee's business; and provided, further, that (x) such inspection and restenciling shall be at such Person's own risk and expense, (y) Lessee shall be indemnified by Lessor against any loss or damage incurred by it in connection with any such inspection or restenciling by such Person and (z) Lessee (except in the case of Lessee's gross negligence or willful misconduct) shall not be liable for any injury to, or the death of, any person exercising, either on behalf of Lessor or any prospective purchaser or user, the rights of inspection and restenciling granted pursuant hereto. Lessee shall not be required to store any Unit after the Storage Period. If Lessee does store any Unit after the expiration of the Storage Period, such storage shall be at the sole risk and expense of Lessor.

         (ii) Upon the request and direction of Lessor (and at Lessor's sole risk and expense), on not more than one occasion with respect to each stored Unit and upon not less than 15 days' prior written notice from Lessor to Lessee, Lessee will, on or before the expiration of the Storage Period, transport such Unit to any railroad interchange point or points within the Contiguous United States on any railroad lines or to any connecting carrier for shipment (with appropriate instructions to cause such Unit to be transported to such locations in the Contiguous United States as Lessor shall direct), whereupon Lessee shall have no further liability or obligation with respect to such Unit.

         (iii) Upon receipt of Lessor's written notice designating its choices from among the alternative Storage Locations provided by Lessee under Section 6.1(a), Lessee shall have the option to instead store such Units at such Storage Locations as it shall choose in which case the Storage Period shall be at the sole risk and expense of Lessee for a period of 60 days, during which period Lessee shall be obligated to insure such Units as provided in Section 12. Upon receipt of such notice, Lessee will promptly give notice to Lessor of the locations at which Lessee will store such Units. If Lessee shall exercise such option, Lessee shall on or before the expiration of the Storage Period transport the Units to any railroad interchange point or points within the Contiguous United States on any railroad lines or to any connecting carrier for shipment (with appropriate instructions to cause such Units to be transported to such locations designated by Lessor upon not less than 15 days' prior written notice). The movement of any Unit from such Unit's location as designated by Lessee pursuant to this Section 6.1(c)(iii) to an interchange point thereafter designated by Lessor in accordance with the foregoing sentence will be at the risk and expense of Lessee. During any Storage Period, Lessee shall store the Units in such manner as the Manager normally stores similar units of railroad equipment owned or managed by it.

         (d) Upon the latest of (i) expiration of the Lease Term with respect to a Unit, (ii) tender of such Unit at the location determined in accordance with
Section 6.1(b) or, as applicable, the tender of such Unit for storage in accordance with Section 6.1(c) and (iii) compliance by such Unit with Section 6.2, this Lease and the obligation to pay Basic Rent for such Unit accruing subsequent to the expiration of the Lease Term with respect to such Unit shall terminate.

         (e) In the event any Unit is not (i) returned to Lessor in accordance with the provisions of Section 6.1(b) on the last day of the Lease Term with respect thereto, or, if requested by Lessor pursuant to Section 6.1(c), delivered and stored on such last day of the Lease Term, and, in either case, in the condition specified in Section 6.2 or (ii) deemed automatically renewed in accordance with the provisions of Section 22.7, the Lease with respect to such Unit shall continue in effect and Lessee shall pay to Lessor for each such day from the scheduled expiration of the Lease Term with respect to such Unit until the date on which such Unit is returned to Lessor in accordance with the provisions of Section 6.1(b) and in the condition specified in Section 6.2, as liquidated damages and not as a penalty, an amount equal to the daily equivalent of the average Basic Rent for the Basic Term or the Renewal Term, as applicable, to such Unit. Notwithstanding the foregoing, nothing in this Section 6.1(e) shall be construed as permitting or authorizing Lessee to fail to meet, or be construed as Lessor consenting to or waiving any failure by Lessee to perform, Lessee's obligation to return the Units in accordance with the requirements of this Lease. Nothing herein shall be in abrogation of Lessor's right to terminate this Lease under Section 15 as a result of such failure or to have such Unit returned to it for possession or storage.

         (f) The assembling, delivery, storage and transporting of the Units as hereinbefore provided are of the essence of this Lease, and, upon application to any court of equity having jurisdiction on the premises, the Lessor shall be entitled to a decree against the Lessee requiring specific performance thereof. All rent earned in respect of the Units after the date of termination of this Lease shall belong to the Lessor and, if received by the Lessee, shall be promptly turned over to the Lessor.

         Section 6.2 Condition of Equipment. Each Unit when returned to Lessor pursuant to Section 6.1 shall be (i) capable of performing the functions for which it was designed, with all loading and unloading components operating in good working order with allowance for normal wear and tear, (ii) suitable for continued commercial use in the commodity last carried immediately prior to such return, (iii) suitable for use in interchange in accordance with then applicable Federal regulations, the Field Manual of the AAR, the Interchange Rules and FRA rules and regulations, (iv) in all material respects in the condition required by Section 8.1, (v) in conformance with any requirement pertaining to warranties of the Manufacturer of the Units during the warranty period then in effect, (vi) empty, (vii) cleaned in accordance with Prudent Industry Practice, including with respect to Hazardous Substances and (viii) free and clear of all Liens except Lessor's Liens. All logs, records, books and other materials, or appropriate copies of any thereof, relating to the maintenance of such Unit shall be delivered to Lessor or its designee upon the return of such Unit. Lessor shall have the right to inspect any Unit that is returned pursuant to
Section 6.1 to ensure that such Unit is in compliance with the conditions set forth in this Section 6.2, at Lessor's sole cost, expense and risk (including, without limitation, the risk of personal injury or death), by its authorized representatives, during Lessee's normal business hours and upon reasonable prior notice to Lessee; provided, however, that Lessee shall not be liable for any injury to, or the death of, any Person exercising, on behalf of Lessor, the rights of inspection granted under this Section 6.2 unless caused by Lessee's gross negligence or willful misconduct); and provided further that if as a result of such inspection any Unit is found to be not in compliance with this
Section 6.2, the Lessee will (i) promptly take such steps as are necessary to bring such Unit in compliance with the conditions set forth in this Section 6.2 and (ii) pay the reasonable cost and expense of the original inspection of such Unit and any reinspection of such Unit conducted by Lessor required because of such non-compliance with Section 6.2. No inspection pursuant to this Section 6.2 shall interfere with the normal conduct of Lessee's business or the normal conduct of any Sublessee's business, and Lessee shall not be required to undertake or incur any additional liabilities in connection therewith. A Unit shall not be deemed to have been returned for purposes of this Lease unless and until it is in compliance with the conditions set forth in this Section 6.2.

SECTION 7. Liens.

         Lessee will not directly or indirectly create, incur, assume, permit or suffer to exist any Lien, including without limitation any Lease or Sublease, on or with respect to any Unit or Lessee's leasehold interest therein under this Lease, except Permitted Liens, Lessor's Liens and Liens described in Section 6.4(a) and 6.4(b) of the Participation Agreement. Lessee shall promptly, at its own expense, take such action or cause such action to be taken as maybe necessary to duly discharge (or bond to the reasonable satisfaction of Lessor and Indenture Trustee) any such Lien not excepted above if the same shall arise at any time.

SECTION 8. Maintenance; Possession; Compliance with Laws.

         Section 8.1 Maintenance and Operation. (a) Lessee, at its own cost and expense, shall maintain, repair and keep each Unit, and cause the Manager under the Management Agreement to maintain, repair and keep each Unit, (i) according to Prudent Industry Practice and in all material respects, in good working order, and in good physical condition for railcars of a similar age and usage, normal wear and tear excepted, (ii) in a manner in all material respects consistent with maintenance practices used by the Manager in respect of railcars owned, leased or managed by the Manager similar in type to such Unit or, with respect to (A) any Equipment subject to an Existing Equipment Sublease that is a Net Sublease, maintenance practices used by the applicable Sublessee in respect of railcars similar in type to such Unit used by such Sublessee on its domestic routes in the United States; (provided further, however that after the return to the Manager of any Unit which was subject to a Net Sublease immediately prior to such return, such Unit shall be maintained and repaired in all material respects in a manner consistent with maintenance practices used by the Manager in respect of railcars owned, leased or managed by the Manager similar in type to such
Unit) and (B) any Permitted Sublease that is a Net Sublease entered into after the Closing Date where (x) the long term senior unsecured debt of the applicable Sublessee is rated at least BBB- by S&P and Baa3 by Moody's (or at least BBB- by S&P or Baa3 by Moody's if then rated by only one such rating agency) or similarly rated by any rating agency, (y) the applicable Sublessee is organized under the laws of the United States or any State thereof and (z) the applicable Sublessee is the owner or lessee of at least 250 railcars used primarily on domestic routes in the United States, maintenance practices used by such Sublessee in respect of railcars similar in type to such Unit, (iii) in accordance with all manufacturer's warranties in effect but only to the extent that the lack of compliance therewith would reasonably be expected to adversely affect the coverage thereunder and in accordance with all applicable provisions, if any, of insurance policies required to be maintained pursuant to Section 12 and (iv) in compliance in all material respects with any applicable laws and regulations from time to time in effect, including, without limitation, the Field Manual of the AAR, FRA rules and regulations and Interchange Rules as they apply to the maintenance and operation of the Units in interchange regardless of upon whom such applicable laws and regulations are nominally imposed; provided, however, that, so long as the Manager or, with respect to any Equipment subject to an Existing Equipment Sublease which is a Net Sublease, the applicable Sublessee, as applicable, is similarly contesting such law or regulation with respect to all other similar equipment owned or operated by Manager or, with respect to any Equipment subject to an Existing Equipment Sublease which is a Net Sublease, the applicable Sublessee, as applicable, Lessee (or such Sublessee) may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such standard, rule or regulation in any manner that does not (w) materially interfere with the use, possession, operation or return of any of the Units, (x) materially adversely affect the rights or interests of Lessor, Policy Provider or the Indenture Trustee in the Units or hereunder, (y) expose Lessor, Policy Provider or the Indenture Trustee to criminal sanctions or (z) violate any maintenance requirements contained in any insurance policy required to be maintained by the Lessee under this Lease or the Collateral Agency Agreement if such violation would reasonably be expected to adversely affect the coverage thereunder; provided further, that Lessee shall promptly notify

Lessor, Policy Provider and Indenture Trustee in reasonable detail of any such contest. In no event shall Lessee discriminate in any material respect as to the use or maintenance of any Unit (including the periodicity of maintenance or recordkeeping in respect of such Unit) as compared to equipment of a similar nature which the Manager owns or manages. Lessee will maintain all records, logs and other materials required by relevant industry standards or any governmental authority having jurisdiction over the Units required to be maintained in respect of any Unit, all as if Lessee were the owner of such Units, regardless of whether any such requirements, by their terms, are nominally imposed on Lessee, Lessor or Owner Participant.

         (b) Without the written waiver or consent of Lessor (which waiver or consent will not be unreasonably withheld), Lessee shall not change, or permit any Sublessee to change, a DOT/AAR classification (as provided for in 49 C.F.R.
Part 179 or any successor thereto), or permit any Sublessee to operate any Unit under a different DOT/AAR classification, from that classification in effect for such Unit on the Closing Date, except for any change in tank test pressure rating provided such change does not increase the pressure rating of the Unit above the tank test pressure to which the Unit was manufactured; provided however, that in the event Lessor shall not have provided Lessee with a written waiver or consent to such a reclassification or operation of any Unit within 10 Business Days after receipt of Lessee's written request therefor (or Lessor expressly rejects such a request by Lessee), Lessee may elect to replace such Unit in accordance with and subject to the provisions of Sections 11.2(a)(i),
11.3 and 11.4.

         (c) Lessor hereby appoints and constitutes Lessee its agent and attorney-in-fact during the Lease Term to assert and enforce, from time to time, in the name and for the account of Lessor and Lessee, as their interests may appear, but in all cases at the sole cost and expense of Lessee, whatever claims and rights Lessor may have as owner of each Unit against the manufacturers or any prior owner thereof, and Lessee agrees that it shall and shall cause the Manager to, assert and enforce all such claims and rights; provided, however, that if at any time a Lease Event of Default shall have occurred and be continuing, at Lessor's option, such power of attorney shall terminate, and Lessor may assert and enforce, at Lessee's sole cost and expense, such claims and rights.

         Section 8.2 Possession and Use. Lessee shall be entitled to the possession of the Units and to the use of the Units by it or any Affiliate in the United States and, subject to the remaining provisions of this Section 8.2 and Section 8.3, Canada and Mexico, only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. In no event shall Lessee use, store or permit the use or storage of any Unit in any jurisdiction not included in the insurance coverage required by Section 12. The Units shall be used primarily on domestic routes in the United States, and in no event shall more than seventeen and one half percent (17.5%) of the Units (as determined by mileage records and measured annually on a calendar year basis) be used outside the Contiguous United States; provided, that such maximum percentage shall be increased to (i) 25% on the sixth anniversary of the date hereof and (ii) 40% on the ninth anniversary of the date hereof. In addition, in no event shall more than 30% of the Units, the Other Units and the Pledged Units in the aggregate (as determined by mileage records and measured at the end of each calendar quarter for the 12 month period ending on the last day of the calendar quarter immediately preceding such calendar quarter) be used in Mexico. Nothing in this Section 8.2 shall be deemed to constitute permission by Lessor to any Person that acquires possession of any Unit to take any action inconsistent with the terms and provisions of this Lease or any of the other Operative Agreements.

         Section 8.3 Sublease. Lessee shall be entitled, without the prior approval of Lessor, to enter into Permitted Subleases.

         A "Permitted Sublease" means each (a) Existing Equipment Sublease (including any renewal or extension thereof to the extent such renewal or extension complies with clauses (i), (iii), (iv), (v), (vi) and (vii) below) and
(b) a sublease, car contract or other agreement granting permission for the use of a Unit, which sublease, car contract or other agreement meets all of the following requirements:

         (i) the sublessee or user thereunder is a Permitted Sublessee and, after giving effect to the entering into of such agreement, the number of Units, Pledged Units and Other Units leased or subleased to such sublessee or user and all of its Affiliates, in the aggregate, does not exceed 10% (or 12.2% with respect to Commercial Metals Company) of the sum of the aggregate number of Units then subject to this Lease, the aggregate number of Other Units subject to the Other Leases and the aggregate number of Pledged Units then subject to the Lien of the Collateral Agency Agreement; provided, that for purposes of this clause (i), "sublessee" shall mean each Person leasing such Units from the Lessee as well as each Person subleasing such Units from any other sublessee or other Person;

         (ii) if such agreement permits the sublessee or user thereunder to further sublease any of the Units subject to such agreement, then such agreement shall require that any such further sublease be conditioned on (A) the sublessee obtaining Lessee's (as sublessor) prior consent to such further sublease, (B) the sublessee agreeing that any such further sublease will have provisions making it terminable (as to the sub-sublessee) at the request of the Lessor or Lessee, as applicable, and prohibiting any further subleasing by the sub-sublessee and will not contain any purchase option in favor of the sub-sublessee, (C) such agreement providing that no such further sublease shall relieve the sublessee or user under the sublease from liability thereunder and
(D) the applicable sub-sublessee satisfying the requirements for a "Permitted Sublessee" set forth below;

         (iii) such agreement was on an arm's length basis with fair market terms on the date of its execution, and does not require any prepayment of rental payments throughout the term of such agreement;

         (iv) such agreement does not contain any purchase option in favor of the sublessee or user thereunder;

         (v) such agreement (or any related consent, acknowledgment of assignment, side letter or similar written instrument executed by such sublessee) permits the assignment, pledge, mortgage or other similar disposition of the lease of the related railcar without notice to or consent by the sublessee (or, in the case of a written instrument described in the foregoing parenthetical, any further notice to or consent by the sublessee), it being understood that the inclusion within such permission or written instrument of language to the effect that such sublessee consent is conditioned on the assignees' agreement that it takes its interest in the railcar and/or related sublease subject to the rights of the sublessee in such railcar under the sublease, shall not in and of itself be deemed to constitute the sublease as other than a Permitted Sublease;

         (vi) such agreement contains a legend in bold-faced capitalized print stating that "This sublease and the railcars subleased hereunder have been assigned to TRLIV 2004-1A Railcar Statutory Trust by Trinity Rail Leasing Trust II pursuant to an Assignment and Assumption and a Bill of Sale each dated as of August 19, 2004 and TRLIV 2004-1A Railcar Trust has further assigned this sublease and such railcars to Wilmington Trust Company, as secured party, in its capacity as Indenture Trustee under the Trust Indenture and Security Agreement dated as of August 19, 2004 between TRLIV 2004-1A Railcar Statutory Trust and Wilmington Trust Company, as Indenture Trustee";

         (vii) such agreement does not extend more than two years beyond the end of the Basic Term (without the prior written consent of the Owner Participant); and

         (viii) such agreement contains a provision substantially similar to
Article 6 in the Form of Net Sublease attached as Exhibit B-1 hereto or Article 4 in the Form of Full Service Sublease attached as Exhibit B-2 hereto; provided that this clause (viii) shall not apply if such agreement is subject to the terms of, or entered into pursuant to, an existing master lease agreement dated on or prior to the Closing Date which does not contain such a provision.

         As used herein, a "Permitted Sublessee" means any of the following:

         (i) a railroad company or companies (that is not a Credit Bankrupt, Trinity or any Affiliate of Trinity) organized under the laws of the United States of America or any state thereof or the District of Columbia, Canada or any province thereof, or Mexico or any state thereof, upon lines of railroad owned or operated by such railroad company or companies or over which such railroad company or companies have trackage rights or rights for operation of their trains, and upon connecting and other carriers in the usual interchange of traffic;

         (ii) responsible companies (i.e., a company with which the Manager would do business in the ordinary course of its business with respect to railcars which it owns or manages) (other than railroad companies, Trinity, Affiliates of Trinity or Credit Bankrupts) for use in their business; provided, however, that the credit profile of sublessees of the Units shall not vary materially from the credit profile of sublessees of other railcars owned, leased or managed by the Manager; or

         (iii) wholly-owned Subsidiaries of Trinity organized under the laws of
    (x) Canada or any political subdivision thereof or (y) Mexico or any political subdivision thereof, in each case so long as such subleases are on an arm's length basis;

provided, however, that a Person organized under the laws of Mexico or any state thereof (a "Mexican Sublessee") shall not constitute a Permitted Sublessee unless after giving effect to the contemplated sublease to such Mexican Sublessee, the percentage of Units, Other Units and Pledged Units in the aggregate (as measured by number of Units, Other Units and Pledged Units and not mileage records) subleased (or sub-subleased by a sublessee organized under the laws of the United States of America or any state thereof or the District of Columbia, Canada or any province thereof to a sub-sublessee organized under the laws of Mexico or any state thereof, as applicable) to all Mexican Sublessees does not exceed 15% of the sum of the Units, the Other Units and the Pledged Units in the aggregate, provided further, that at no time shall more than 10% of the Units, the Other Units and the Pledged Units, in the aggregate be subleased (or sub-subleased by a sublessee organized under the laws of the United States of America or any state thereof or the District of Columbia, Canada or any province thereof to a sub-sublessee organized under the laws of Mexico or any state thereof, as applicable) to Mexican Sublessees, the long term senior unsecured debt of which is unrated or rated below BBB- or Baa3, as determined by S&P and Moody's, as applicable.

         Notwithstanding the foregoing, in no event shall Lessee or any of its Affiliates be required to take any action to perfect any security interest which any Person may have in any Sublease, other than the filing of a UCC-1 Financing Statement against the Partnership in the Partnership's jurisdiction of formation and/or other similar filings with the STB, the Registrar General of Canada and any applicable Canadian provinces covering all Subleases generally and delivery of the original copies of the applicable Subleases in the manner set forth in the Collateral Agency Agreement.

         Lessee will use commercially reasonable efforts to have each Sublease other than Existing Equipment Subleases be substantially in the form attached as Exhibit B-1 or Exhibit B-2 and contain provisions relating to the requirement that such Sublease be subject and subordinate to the rights of assignees and/or security interest grantees in respect thereof. Promptly after the execution of each Sublease, Lessee shall deliver the original, fully executed counterpart number one of each such Sublease to the Collateral Agent in accordance with the provisions of the Collateral Agency Agreement or, if the circumstance described in Section 2.5(d) of the Collateral Agency Agreement shall have occurred, to the custodian described in such Section 2.5(d).

         No sublease entered into by Lessee hereunder shall relieve Lessee of any liability or obligation hereunder, which shall be and remain those of a principal and not a surety. Nothing in this Section 8.3 shall be deemed to constitute permission to any Person in possession of any Unit pursuant to any such sublease to take any action inconsistent with the terms and provisions of this Lease or any of the other Operative Agreements. As used in this Section 8.3, "sublease" as a noun means a sublease, car contract or other contract granting permission for the use of a Unit and "sublease" as a verb means to enter into any of the foregoing.

SECTION 9. Modifications.

         Section 9.1 Required Modifications. In the event a Required Modification to a Unit is required, Lessee agrees to make or cause to be made such Required Modification at its own expense; provided, however, that Lessee (or applicable Sublessee) may, in good faith and by appropriate proceedings diligently conducted, contest the validity or application of any such law, regulation, requirement or rule in any manner that does not materially interfere with the use, possession, subleasing, operation, maintenance or return of any Unit or materially adversely affect the rights or interests of Lessor or the Indenture Trustee in the Units or Subleases or expose Lessor, Policy Provider or the Indenture Trustee to criminal sanctions. Title to any Required Modification shall immediately vest in Lessor. Notwithstanding anything herein to the contrary, if Lessee determines in its reasonable judgment consistent with Prudent Industry

Practice (as evidenced by an Officer's Certificate of Lessee to such effect, confirmed by an Officer's Certificate of the Manager) that any Required Modification to a Unit would be economically impractical, in lieu of making the Required Modification as provided above, Lessee may provide written notice of such determination to Lessor in such Officer's Certificate and treat such Unit as if an Event of Loss had occurred as of the date of such written notice with respect to such Unit and in such event the provisions of Sections 11.2(ii), 11.3 and 11.4 shall apply with respect to such Unit; provided, however, that Lessee shall not discriminate against such Unit in making such determination of economic impracticability as compared with other equipment of the same type and similarly situated that is owned or leased by Lessee or managed by Manager.

         Section 9.2 Optional Modifications. Lessee at any time may or may permit a Sublessee to, in its discretion and at its own or such Sublessee's cost and expense, modify, alter or improve any Unit in a manner which is not required by Section 9.1 (a "Modification"); provided that no Modification (i) shall diminish the fair market value, residual value, utility or remaining economic useful life of such Unit below the fair market value, residual value, utility or remaining economic useful life thereof immediately prior to such Modification, in more than a de minimis respect, assuming such Unit was then at least in the condition required to be maintained by the terms of this Lease or (ii) cause such Unit to become "limited use property" within the meaning of Revenue Procedure 2001-28 or Revenue Procedure 2001-29. Title to any Non-Severable Modification shall be immediately vested in Lessor. Title to any Severable Modification (other than Required Modifications) shall remain with Lessee or the Sublessee as applicable. If Lessee shall at its cost cause such Severable Modifications (other than Required Modifications) to be made to any Unit, Lessor shall have the right, upon 90 days prior written notice in the case of the return of such Unit pursuant to Section 6.1, to purchase any such Severable Modifications (other than Severable Modifications consisting of proprietary or communications equipment) title to which is held by Lessee at their then Fair Market Sales Value (taking into account their actual condition). If Lessor does not so elect to purchase such Severable Modifications, Lessee may remove such Severable Modifications at Lessee's cost and expense, and if requested (which request shall be made by not less than 90 days prior written notice in the case of a return other than pursuant to Section 15.6) by Lessor will so remove such Severable Modifications at Lessee's cost and expense, and Lessee shall, at its expense, repair any damage resulting from the removal of any such Severable Modifications in a manner consistent with Section 8.1; provided that such removal shall not (i) diminish the fair market value, residual value, utility or remaining economic useful life of the Unit to which such Severable Modifications relate below the fair market value, residual value, utility or remaining economic useful life thereof immediately prior to the addition of such Severable Modifications, in more than a de minimis respect, assuming such Unit was then at least in the condition required to be maintained by the terms of this Lease or
(ii) cause such Unit to become "limited use property" within the meaning of Revenue Procedure 2001-28 or Revenue Procedure 2001-29. If Lessee has not removed any Severable Modification prior to the return of the related Unit as provided herein, title to such Severable Modification shall pass to Lessor as of the date of such return.

         Section 9.3 Removal of Property; Replacements. Lessee may, in the ordinary course of maintenance or repair of any Unit, remove any item of property constituting a part of such Unit, and unless the removal of such item is required by Section 9.1 hereof, Lessee shall replace such item as promptly as practicable by an item of property that is free and clear of all

Liens (other than Permitted Liens) and in as good operating condition as, and with a fair market value, residual value, utility and remaining economic useful life at least equal to, the item of property being replaced, assuming that such replaced item was in the condition required to be maintained by the terms of this Lease; provided that Lessee may not remove any item if such removal would cause such Unit to become "limited use property" within the meaning of Revenue Procedure 2001-28 or Revenue Procedure 2001-29. Any item of property removed from such Unit in the ordinary course of maintenance and repair as provided in the preceding sentence shall remain the property of Lessor until replaced in accordance with the terms of such sentence, but shall then, without further act, become the property of Lessee. Any replacement property which is incorporated into a Unit in the ordinary course of maintenance and repair shall, without further act, become the property of Lessor and be deemed part of such Unit for all purposes hereof.

SECTION 10. Voluntary Termination.

         Section 10.1 Right of Termination. Lessee shall have the right, at its option at any time or from time to time during the Basic Term on or after February 14, 2012 to terminate the Lease with respect to any or all of the Units (provided that, Lessee shall exercise such termination hereunder and under the comparable provisions contained in the Other Leases (i) with respect to at least 100 railcars and, (ii) the determination as to which Units are subject to termination shall otherwise be made by Lessee on a random basis without discrimination based on maintenance status, operating condition of the Units in question or otherwise) (such Units, the "Terminated Units") if (x) Lessee determines in good faith (as evidenced by a certified copy of a resolution adopted by the General Partner's Board of Directors and a certificate executed by the Chief Financial Officer of the General Partner and the Chief Financial Officer of the Manager) that such Units have become obsolete or surplus to Lessee's requirements, (y) Lessor has received (i) an Officer's Certificate from Lessee and the Manager to the effect that there has been no discrimination in the selection of the Terminated Units when measured against the other Units, and that, following the termination of this Lease with respect to the Terminated Units, the Units remaining subject to this Lease will constitute a pool of Units which is of a sufficient quantity and quality to sustain over the remaining Basic Term the Coverage Ratios applicable at the time of such termination and
(ii) a Rating Agency Confirmation and (z) Lessee delivers at least 120 days' prior notice to Lessor and the Indenture Trustee specifying a proposed date of termination for such Units (the "Termination Date"), which date shall be a Rent Payment Date, any such termination to be effective on the Termination Date upon Lessee's compliance with this Section 10. Notwithstanding anything herein contained to the contrary, there shall be no determination that a Unit is surplus or obsolete for purposes of this Lease if, on the Termination Date, such Unit is subject to a Sublease. Except as expressly provided otherwise herein, there will be no conditions to Lessee's right to terminate this Lease with respect to the Terminated Units pursuant to this Section 10.1. So long as (a) Lessor shall not have given Lessee a notice of election to retain the Terminated Units in accordance with Section 10.3 or (b) notice of prepayment of the Equipment Notes shall not have been given pursuant to Section 2.10 of the Indenture, Lessee may withdraw the termination notice referred to above at any time prior to the 60th day prior to the scheduled Termination Date, whereupon this Lease shall continue in full force and effect with respect to the Terminated Units; provided that Lessee may not exercise its right to withdraw a termination notice more than once annually or more than four times during the Basic Term (irrespective of which Units are covered thereby). Lessee agrees that whether or not it withdraws a termination notice it will reimburse Lessor, the Policy Provider and the

Indenture Trustee for all reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by any thereof in connection with such termination or proposed termination.

         Section 10.2 Sale of Equipment. During the period from the date of such notice given pursuant to Section 10.1 to the Termination Date, Lessee, as non-exclusive agent for Lessor and, except as provided in Section 10.3, at Lessee's sole cost and expense, shall use reasonable best efforts to obtain bids from Persons other than Lessee, the Manager or any of their respective Affiliates for the cash purchase of the Terminated Units, and Lessee shall promptly, and in any event at least five Business Days prior to the proposed date of sale, certify to Lessor in writing the amount and terms of each such bid, the proposed date of such sale and the name and address of the party submitting such bid. Unless Lessor shall have elected to retain the Terminated Units in accordance with Section 10.3, on the Termination Date: (i) Lessee shall deliver the Terminated Units (excluding any optional Severable Modifications removed by Lessee pursuant to Section 9.2) to the bidder (which shall not be Lessee or Manager or an Affiliate of Lessee or Manager (for the avoidance of doubt the bidder may be a Customer, or a customer of the Manager, and neither the Manager nor any Affiliate shall be prohibited from managing the Units for such bidder after the purchase by such bidder)) that shall have submitted the highest cash bid prior to such date (or to such other bidder as Lessee and Lessor shall agree) and (ii) subject to the prior or concurrent receipt (x) by Lessor of all amounts owing to Lessor pursuant to the next sentence and (y) by the Persons entitled thereto of all unpaid Supplemental Rent due on or before the Termination Date, Lessor shall, without recourse or warranty (except as to the absence of any Lessor's Lien) simultaneously therewith transfer all of its right, title and interest in and to the Terminated Units to such bidder. The net proceeds of sale realized at such sale shall be paid to Lessor and, in addition, on the Termination Date, Lessee shall pay to Lessor (A) all Basic Rent with respect to such Terminated Units due and payable prior to the Termination Date (exclusive of any Basic Rent with respect to the Terminated Units due on such date), (B) the excess, if any, of (1) the Termination Amount for the Terminated Units computed as of the Termination Date over (2) the net cash sales proceeds (after the deduction of all applicable sales, transfer or similar taxes) of the Terminated Units, (C) an amount equal to any unpaid Late Payment Interest in respect of any Rent in respect of the Terminated Units not paid when due (including, for the avoidance of doubt, Rent corresponding to the principal amount of the Equipment Notes to be prepaid in accordance with Section 2.10(a) of the Indenture) and (D) all other Rent in respect of the Terminated Units (exclusive of any Basic Rent on the Terminated Units due on such date) then due and payable hereunder (which shall include, without limitation, a portion of the Policy Provider Amounts and Policy Provider Reimbursement Costs, if any, equal to the product obtained by multiplying the unpaid Policy Provider Amounts and Policy Provider Reimbursement Costs by a fraction, the numerator of which shall be the Equipment Cost of the Terminated Units and the denominator of which shall be the aggregate Equipment Costs of all Units then subject to this Lease), so that, after receipt and application of all such payments, but without withdrawal from any CAA Accounts other than the applicable Non-Shared Payments Account, (i) Lessor shall be entitled under the terms of the Collateral Agency Agreement to receive, and does receive, taking into account all payments of Basic Rent, in respect of all such Units, the sum of the portion of the Accumulated Equity Deficiency Amount allocable to the Terminated Units and Late Payment Interest related thereto and any other amounts then due to Lessor and (ii) the Policy Provider has received the portion of Policy Provider Amounts and Policy Provider Reimbursement Costs calculated above. If no sale shall have occurred, whether as a result of Lessee's failure to pay all of the amounts hereinabove required or otherwise, this Lease shall continue in full force and effect with respect to such Units and Lessee agrees to reimburse Lessor, Policy Provider and the Indenture Trustee for all reasonable costs and expenses (including reasonable legal fees and expenses) incurred by any thereof in connection therewith. Lessee, in acting as agent for Lessor, shall have no liability to Lessor for failure to obtain the best price, shall act in its sole discretion and shall be under no duty to solicit bids publicly or in any particular market. Owner Participant shall have the right, but not the obligation, to obtain bids either directly or through agents other than Lessee.

         Section 10.3 Retention of Equipment by Lessor. Notwithstanding the provisions of Sections 10.1 and 10.2, Lessor may irrevocably elect by written notice to Lessee, (with a copy to the Policy Provider) not later than 60 days after receipt of Lessee's notice of termination, not to sell the Terminated Units on the Termination Date, whereupon Lessee shall (i) deliver the Terminated Units to Lessor in the same manner and condition as if delivery were made to Lessor pursuant to Section 6.1(b) and Section 6.2, and shall extend storage rights to the same extent as provided in Section 6.1(c), treating the Termination Date as the termination date of the Lease Term with respect to the Terminated Units and (ii) pay to Lessor, or to the Persons entitled thereto, all Basic Rent due and owing on the Termination Date and unpaid (exclusive of any Basic Rent due on such date in respect of the Terminated Units), any unpaid Late Payment Interest in respect of any Rent in respect of the Terminated Units not paid when due (including, for the avoidance of doubt, Rent corresponding to the principal amount of the Equipment Notes to be prepaid in accordance with Section 2.10(a) of the Indenture), and all other Rent in respect of the Terminated Units (exclusive of any Basic Rent on the Terminated Units due on such date) then due and payable hereunder (including, without limitation, a portion of the Policy Provider Amounts and Policy Provider Reimbursement Costs, if any equal to the product obtained by multiplying the unpaid Policy Provider Amounts and Policy Provider Reimbursement Costs by a fraction, the numerator of which shall be the Equipment Costs of the Terminated Units and the denominator of which shall be the aggregate Equipment Costs of all Units then subject to this Lease), so that, after receipt and application of all such payments, but without withdrawal from any CAA Accounts other than the applicable Non-Shared Payments Account, Lessor shall be entitled under the terms of the Collateral Agency Agreement to receive, and does receive, taking into account all payments of Basic Rent, in respect of all such Units, the sum of the portion of the Accumulated Equity Deficiency Amount allocable to the Terminated Units and Late Payment Interest related thereto and any other amounts then due to Lessor and the Policy Provider has received the portion of the Policy Provider Amounts and Policy Provider Reimbursement Costs calculated above. On any Termination Date where Lessee is required to make payments pursuant to the preceding sentence, Lessee shall pay as additional Basic Rent (or Lessor shall pay as a refund of Basic Rent) an amount equal to the Basic Rent Adjustment (or the absolute value of the negative Basic Rent Adjustment) set forth on Schedule 4-B to the Participation Agreement for the relevant Rent Payment Date. Also on such date, Lessor shall pay, or cause to be paid, to the Indenture Trustee an amount equal to the product obtained by multiplying the unpaid principal amount of the Equipment Notes outstanding on such date (after deducting therefrom the principal installment, if any, to be paid on such date) by a fraction, the numerator of which shall be the Equipment Cost of the Terminated Units and the denominator of which shall be the aggregate Equipment Costs of all Units then subject to this Lease; provided, that if the Lessor or Owner Participant is the Lessee or an Affiliate of the Lessee, Lessee shall pay to Lessor such additional amounts as are necessary to pay in full all then unpaid Policy Provider Amounts and, without duplication, all then unpaid Policy Provider Reimbursement Costs, in each case, as defined in this Lease and as defined in the Other Lease described in clause (i) of the definition thereof. Unless all amounts described above in this Section 10.2 shall have been paid to the Persons entitled thereto on the Termination Date, this Lease shall continue in full force and effect with respect to the Terminated Units. Lessor agrees that in the event that Lessor elects to retain (and does retain) the Terminated Units as provided in this
Section 10.3, for a period of one year after payment by Lessor of all amounts due and owing by Lessor under this Section 10.3, Lessor may not sell or lease any of such Terminated Units to Lessee or any of its Affiliates. If after giving the notice referred to above Lessor shall fail to pay the amounts required pursuant to the third sentence of this Section 10.3 and as a result thereof this Lease shall not be terminated with respect to the Terminated Units on a proposed Termination Date, Lessor shall (x) thereafter no longer be entitled to exercise its election to retain such Terminated Units and (y) reimburse Lessee for any reasonable out-of-pocket expenses (including reasonable legal fees and expenses) incurred by it in attempting to sell the Terminated Units pursuant to Section
10.2 immediately prior to Lessor's exercise of such preemptive election, and Lessee may at its option at any time thereafter prior to the immediately following Rent Payment Date submit a new termination notice pursuant to Section
10.1 with respect to such Terminated Units specifying a proposed Termination Date occurring on a Determination Date occurring not earlier than 25 days from the date of such notice.

         Section 10.4 Termination of Lease. In the event of either (x) any such sale and receipt by Lessor and the Indenture Trustee of all of the amounts provided in Section 10.2 in respect of the Terminated Units or (y) retention of the Terminated Units and full performance by Lessor and Lessee of their respective payment obligations in compliance with Section 10.3, and upon compliance by Lessee with the other provisions of this Section 10, the obligation of Lessee to pay Basic Rent hereunder for such Terminated Units shall cease and the Lease Term for the Terminated Units shall end.

SECTION 11. Loss, Destruction Requisition, Etc.

         Section 11.1 Event of Loss. In the event that any Unit (i) shall suffer damage or contamination which, in Lessee's reasonable judgment (as evidenced by an Officer's Certificate of Lessee to such effect, confirmed by an Officer's Certificate of the Manager), makes repair uneconomic or renders such Unit unfit for commercial use, (ii) shall suffer destruction which constitutes a total loss, or shall suffer theft or disappearance (after reasonable efforts by Lessee to locate the same) for a period exceeding 6 months (or, if earlier, the end of the Basic Term or Renewal Term then in effect), (iii) shall have title thereto taken or appropriated by any governmental authority, agency or instrumentality under the power of eminent domain or otherwise, or (iv) shall be taken or requisitioned for use by any governmental authority or any agency or instrumentality thereof under the power of eminent domain or otherwise, and such taking or requisition is for a period that exceeds the shorter of (A) 180 days and (B) the remaining Basic Term or any Renewal Term then in effect (any such occurrence being hereinafter called an "Event of Loss"), Lessee, in accordance with the terms of Section 11.2, shall promptly and fully inform Lessor and the Indenture Trustee of such Event of Loss.

         Section 11.2 Replacement or Payment upon Event of Loss; Substitution.
(a) Upon the occurrence of an Event of Loss or the deemed occurrence of an Event of Loss pursuant to Section 9.1, an election to replace pursuant to Section 8.1(b) or an election to substitute pursuant to Section 11.2(b), in each case with respect to any Unit (an "Affected Unit"), Lessee shall within 60 days (or promptly in the case of an Event of Loss described in clause (iv) of Section 11.1) after a Responsible Officer of the Manager shall have actual knowledge of the occurrence of such Event of Loss or election to replace or substitute as provided in Section 11.2(b) give Lessor and the Indenture Trustee notice thereof (which initial notice shall identify the Unit involved). Thereafter, within the 60-day (or 30-day period in the case of an Event of Loss described in clause (iv) of
Section 11.1) period following such initial notice, Lessee shall give Lessor and the Indenture Trustee a second notice as to which of the following options Lessee shall elect to perform (it being agreed that, except in the case of an election to replace pursuant to Section 8.1(b) or an election to substitute pursuant to Section 11.2(b) (in which case Lessee will comply with the provisions of Section 8.1(b) or 11.2(b) as applicable), if Lessee shall fail to give such second notice within such period, Lessee shall be deemed to have elected to perform the option set forth in Section 11.2(a)(ii)):

         (i) Upon Lessee's election to perform under this clause (i) pursuant to the above-mentioned second notice (or in the circumstances of an election described in Section 8.1(b) with respect to any Unit), as promptly as practicable following such election, and in any event on or before the 60th day (or 30th day in the case of an Event of Loss described in clause (iv) of Section 11.1) following such second notice (or Section 8.1(b) or 11.2(b) election), Lessee shall comply with Section 11.4(b) and shall convey or cause to be conveyed to Lessor a replacement unit ("Replacement Unit") for each such Affected Unit, with such Replacement Unit to be leased to Lessee hereunder, such Replacement Unit to be of the same car type of the same or newer model year (or otherwise approved by Lessor, which approval shall not be unreasonably withheld), and free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to Permitted Subleases, and in clauses (iv) and (vii) of the definition thereof) and to have a fair market value (except to a de minimis extent), residual value, utility, remaining economic useful life and condition at least equal to the Unit so replaced (assuming such Unit to be replaced was in the condition required to be maintained by the terms of this Lease) and to be (as of the date of conveyance) then subject to a currently effective Permitted Sublease and not to be "limited use property" within the meaning of Revenue Procedure 2001-28 or Revenue Procedure 2001-29; provided, however, that, if only railcars of newer age or greater value are available for such replacement, Lessee may on one occasion re-substitute a railcar with a value closer to or equal to that of the Unit which originally suffered the Event of Loss or was replaced; or

         (ii) on the Rent Payment Date which is not less than 25 days nor more than 60 days following the date of notice of Lessee's election to perform under this clause (ii), Lessee shall pay or cause to be paid to Lessor (or in the case of Supplemental Rent, to the Persons entitled thereto) in funds of the type specified in Section 3.5, (a) an amount equal to the Stipulated Loss Amount of each such Unit suffering an Event of Loss or deemed Event of Loss determined as of such Rent Payment Date, (b) all Basic Rent due and owing on such date and unpaid in respect of such Unit or Units (exclusive of any Basic Rent due on such date in respect of such Unit or Units), (c) any unpaid Late Payment Interest in respect of any Rent with respect to such Unit or Units not paid when due (including, for the avoidance of doubt, Rent corresponding to the principal amount of the Equipment Notes to be prepaid in accordance with Section 2.10(b) of the Indenture) and (d) all other Rent in respect of such Unit or Units

(exclusive of any Basic Rent due on such date in respect of the Unit or Units suffering the Event of Loss) then due and payable hereunder (including, without limitation, a portion of the Policy Provider Amounts and Policy Provider Reimbursement Costs, if any, equal to the product obtained by multiplying the unpaid Policy Provider Amounts and Policy Provider Reimbursement Costs by a fraction, the numerator of which shall be the Equipment Cost of the Terminated Units and the denominator of which shall be the aggregate Equipment Costs of all Units then subject to this Lease (without duplication of amounts calculated above) and Late Payment Interest related thereto) so that, after receipt and application of all such payments, but without withdrawal from any Reserve Account (or the Special Reserves Account or Transition Expense Account, as such terms are defined in the Collateral Agency Agreement), Lessor shall be entitled under the terms of the Collateral Agency Agreement to receive, and does receive, taking into account all payments of Basic Rent in respect of such Unit, the sum of the portion of the Accumulated Equity Deficiency Amount allocable to such Unit or Units and Late Payment Interest related thereto and any other amounts then due to Lessor and the Policy Provider has received the portion of Policy Provider Amounts and Policy Provider Reimbursement Costs calculated above, it being understood that until such Stipulated Loss Amount and such other sums are paid, there shall be no abatement or reduction of Basic Rent on account of such Event of Loss.

         (b) (i) In the event that at any time during the term of this Lease, a Sublessee shall notify the Lessee that it intends to exercise its purchase option with respect to any Units ("Sublessee Purchased Units"), the Lessee shall either (I) pay the greater of (x) the proceeds received from the Sublessee in respect of the purchase of such Units as increased or decreased by any Basic Rent Adjustment and (y) the applicable Termination Amount (such greater amount, the "Sublessee Purchased Units Price") plus all other amounts payable in respect of such Units in accordance with the provisions of clause (ii) of this Section 11.2(b) or (II) substitute a Replacement Unit for each such Sublessee Purchased Unit in accordance with and subject to the provisions of Sections 11.2(a)(i),
11.3 and 11.4, with such payment or substitution to be made not later than the date on which the Sublessee Purchased Units are to be conveyed to the applicable Sublessee.

         (ii) If Lessee elects to pay the Sublessee Purchased Unit Price as provided in Section 11.2(b)(i)(I), then Lessee shall pay, or cause to be paid, to the Lessor an amount equal to the Sublessee Purchased Unit Price with respect to each Sublessee Purchased Unit, which amount shall be paid without withdrawal from any CAA Account other than the applicable Non-Shared Payments Account. Concurrently with the payment by Lessee of the foregoing, Lessee shall also pay to Lessor (1) any unpaid Late Payment Interest in respect of the Sublessee Purchased Units (including in respect of the principal amount of the Equipment Notes to be prepaid), together with all Basic Rent then due and payable with respect to such Units (excluding any Basic Rent due on the date of the payment of such Sublessee Purchased Unit Price as set forth above) and (2) a portion of the Policy Provider Amounts and Policy Provider Reimbursement Costs, if any, equal to the product obtained by multiplying the unpaid Policy Provider Amounts and Policy Provider Reimbursement Costs by a fraction, the numerator of which shall be the Equipment Cost of the Terminated Units and the denominator of which shall be the aggregate Equipment Costs of all Units then subject to this Lease; provided, that if the Lessor or Owner Participant is the Lessee or an Affiliate of the Lessee, Lessee shall pay to Lessor such additional amounts as are necessary to pay in full all then unpaid Policy Provider

Amounts and, without duplication, all then unpaid Policy Provider Reimbursement Costs, in each case, as defined in this Lease and as defined in the Other Lease described in clause (i) of the definition thereof.

         (c) The Lessor and the Lessee hereby agree to cooperate in good faith, and to take such actions as each shall reasonably request, to permit each to treat the substitution of a Replacement Unit for a Sublessee Purchased Unit as part of a tax deferred exchange under section 1031 of the Code (an "Exchange Transaction") including allowing the Exchange Transaction to occur after the Sublessee's notification of its intention to exercise its purchase option but prior to the Sublessee's exercise of its purchase option.

         Section 11.3 Rent Termination. Upon the replacement or substitution of any Unit or Units in compliance with Sections 11.2(a)(i) or 11.4(b) (but only as to replaced Units and not any Replacement Unit) or upon the payment of all sums required to be paid pursuant to Section 11.2 in respect of any Unit or Units, the Lease Term with respect to such Unit or Units and the obligation to pay Basic Rent for such Unit or Units accruing subsequent to the date of payment of Stipulated Loss Amount or date of conveyance of such Replacement Unit or Units pursuant to Section 11.2 shall terminate; provided that Lessee shall be obligated to pay all Rent in respect of such Unit or Units which is payable under Section 11.2 with respect to such payment of Stipulated Loss Amount or such replacement of such Unit or Units and in respect of all other Units then continuing to remain subject to this Lease.

         Section 11.4 Disposition of Equipment; Replacement of Unit. (a) Upon the payment of all sums required to be paid pursuant to Section 11.2 in respect of any Unit or Units, Lessor will convey to Lessee or its designee all right, title and interest of Lessor in and to such Unit or Units, "as is", "where is", without recourse or warranty, except for a warranty as to the absence of Lessor's Liens, and shall execute and deliver to Lessee or its designee, at Lessee's cost and expense, such bills of sale and other documents and instruments as Lessee or its designee may reasonably request to evidence such conveyance. As to each separate Unit so disposed of, Lessor shall (subject to any insurer's right of subrogation, if any) be entitled to any amounts in excess of Stipulated Loss Amount arising from such disposition, plus any awards, insurance or other proceeds and damages received by Lessee, Lessor or the Indenture Trustee by reason of such Event of Loss.

         (b) At the time of or prior to any replacement or substitution of any Unit or Replacement Unit, Lessee, at its own expense, will (A) furnish Lessor with a Bill of Sale with respect to the Replacement Unit substantially in the form delivered pursuant to Section 4.1(g) of the Participation Agreement, (B) cause a Lease Supplement substantially in the form of Exhibit A hereto, subjecting such Replacement Unit to this Lease, and duly executed by Lessee, to be delivered to Lessor for execution by the appropriate parties, it being understood that upon such execution (x) Lessee will cause such Lease Supplement to be filed for recordation in the same manner as provided for the original Lease Supplement in Section 16.1 and (y) to the extent that the Indenture has not been satisfied and discharged, Lessor shall deliver possession of the "original" counterpart of such Lease Supplement to the Indenture Trustee, (C) so long as the Indenture shall not have been satisfied and discharged, cause an Indenture Supplement substantially in the form of Exhibit A to the Indenture for such Replacement Unit, to be delivered to Lessor and to the Indenture Trustee for execution and, upon such execution, to be filed for recordation in the same manner and within the same time periods as provided for the original Indenture Supplement in Section 16.1, (D) furnish Lessor with an opinion of Lessee's counsel (which may be the General Counsel or Assistant General Counsel of Trinity), (x) to the effect that the Bill of Sale referred to in clause (A) above constitutes an effective instrument for the conveyance of title to the Replacement Unit to Lessor, and (y) describing all filings and recordings and other actions required pursuant to Section 16 with respect to the Replacement Units, (E) furnish (I) to Owner Participant (and its applicable Affiliates) an agreement of Lessee to indemnify Owner Participant (and its applicable Affiliates) against any adverse tax consequences suffered as a result of such replacement that are not otherwise indemnified under the Tax Indemnity Agreement and (II) to Lessor an opinion from independent tax counsel selected by Owner Participant to the effect that Owner Participant will not have any material adverse tax consequences as a result of such replacement or substitution, (F) furnish Lessor with an engineer's certificate (which may be from an employee of the Manager) certifying as to the utility, condition and remaining useful life required under clause (i) of Section 11.2(a), (G) furnish to Lessor and the Indenture Trustee an Officer's Certificate certifying that the Replacement Unit has a fair market value (except to a de minimis extent), residual value, utility and remaining economic useful life and condition at least equal to the Unit being replaced and is free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to Permitted Subleases, and in clauses (iv) and (vii) of the definition thereof),
(H) furnish Lessor with an opinion of independent transportation counsel or in-house counsel for Manager as to the absence of Liens of record with the STB and as to the completion of all necessary STB filings and deposits with the Registrar General of Canada described in Section 16.1 hereof with respect to such Replacement Unit and (I) furnish such other documents and evidence as any Participant, the Policy Provider, Lessor or the Indenture Trustee, or their respective counsel, may reasonably request in order to establish the consummation of the transactions contemplated by this Section 11.4. In addition, as soon as practicable after any such replacement or substitution, cause each applicable Unit to be numbered with the reporting mark shown on the applicable Lease Supplement in accordance with Section 4.2 hereof. For all purposes hereof,
(i) Lessee shall be deemed to have complied with the requirements of this
Section 11.4(b) as of the date of its delivery to Lessor, the Participants, the Policy Provider and the Indenture Trustee of the documents and instruments referred to in the foregoing clauses (A) through (I), signed by Lessee or its counsel, as applicable, in due form for any required filing or recording, and such filing or recording shall have been made if such documents and instruments have been executed and delivered by Lessor or Indenture Trustee or both of them in a timely manner, (ii) title to the Replacement Unit shall be deemed to have been transferred to Lessor as of such date and (iii) upon such passage of title thereto to Lessor the Replacement Unit shall be deemed part of the property leased hereunder and the Replacement Unit shall be deemed a "Unit" as defined herein. Upon such passage of title, Lessor will transfer to Lessee, "as is" and "where is" and without recourse or warranty (except as to Lessor's Liens), all Lessor's right, title and interest in and to the replaced Unit, and upon such transfer, Lessor will request in writing that the Indenture Trustee execute and deliver to Lessee an appropriate instrument releasing such replaced Unit from the lien of the Indenture. Lessee shall pay all reasonable out-of-pocket costs and expenses (including reasonable legal fees and expenses) incurred by Lessor, Policy Provider or the Indenture Trustee in connection with any replacement pursuant to this Section 11.4. Lessee further agrees that, upon receipt of fully signed counterparts of the Lease Supplement and Indenture Supplement referred to in clauses (B) and, if applicable, (C) of the first sentence of this

Section 11.4(b), it will, at its sole cost and expense, cause such documents to be filed or recorded in the manner contemplated by Section 16.1.

         Section 11.5 Eminent Domain. In the event that during the Lease Term the use of any Unit is requisitioned or taken by any governmental authority under the power of eminent domain or otherwise for a period which does not constitute an Event of Loss, all of Lessee's obligations under the Operative Agreements, including without limitation, Lessee's obligation to pay all installments of Basic Rent, shall continue for the duration of such requisitioning or taking. Any amount referred to in Section 11.4(a) or in
Section 12 that is payable to Lessor shall be deposited in the related Non-Shared Payments Account established under the Collateral Agency Agreement.

SECTION 12. Insurance.

         Section 12.1 Insurance. Lessee will at all times after delivery and acceptance of each Unit, at its own expense, keep or cause the Insurance Manager under the Insurance Agreement to keep such Unit insured with insurers of recognized responsibility with a rating of at least A-/7 by A.M. Best Company (or a comparable rating by a nationally or internationally recognized rating group of comparable stature) or by other insurers approved in writing by Lessor, which approval shall not be unreasonably withheld, in amounts and against risks and with deductibles and terms and conditions not less beneficial to the insured thereunder than the insurance, if any, maintained by the Manager with respect to similar equipment which it owns or leases, but in no event shall such coverage be for amounts or against risks less than the Prudent Industry Practice. Without limiting the foregoing, Lessee will in any event:

         (a) keep each Unit insured against physical damage (which may be accomplished pursuant to a contingent physical damage policy) in an amount not less than the Stipulated Loss Amount attributable thereto as shown on Schedule 4 to the Participation Agreement, subject to an aggregate limit for all Units of not less than $1,500,000 per occurrence, provided, that such coverage may provide for deductible amounts of not more than $50,000 per occurrence (or $100,000, in the event that (i) coverage providing for a $50,000 deductible amount is not then available on commercially reasonable terms or (ii) a deductible amount of $100,000 is then customary in the railcar leasing industry with respect to such coverage and in each case the Lessor shall have received evidence reasonably satisfactory to it of the foregoing (which may include a report from an independent insurance advisor chosen by Lessor and reasonably satisfactory to Lessee); and

         (b) maintain public liability insurance naming Owner Participant, Lessor, the Trust Company, the Indenture Trustee, the Policy Provider and Loan Participant as additional insureds (but only with respect to liability arising out of or related to the Operative Agreements and the Units) against bodily injury, death or property damage arising out of the use or operation of the Units with general and excess liability limits of not less than $100,000,000 per occurrence or in the aggregate, provided that such coverage may provide for deductible amounts not exceeding the lesser of (w) $10,000,000 or (x) the difference (not less than zero (0)) between (i) the level of the then current deductible maintained by Manager for the Manager's Fleet (or if Manager, its successors and assigns is no longer engaged in the railcar leasing business, the average level of then current deductible amounts maintained by the three largest companies engaged in such business in the United States) and (ii) such amount of additional coverage as may be obtained by Lessee in reduction of the then current deductible maintained by Manager for an additional incremental annual premium payable by Lessee in the aggregate in respect of the entire Equipment of up to $100,000 as adjusted by the Inflation Factor; provided, further, that such policies which are carried on a "claims made" basis shall provide for a retroactive date not more recent than either (y) the Closing Date, or (z) a date seven years prior to the effective date of the policy.

         (c) It is understood and agreed that the insurance required under this
Section 12.1 may be part of a company-wide insurance program of the Insurance Manager or its Affiliates, including risk-retention and self-insurance. Any policy of insurance maintained in accordance with this Section 12.1 and any policy purchased in substitution or replacement for any of such policies shall provide that if any such insurance lapses or is cancelled or terminated for any reason whatever (other than upon normal policy expiration), Lessor, the Indenture Trustee, Loan Participant, the Policy Provider and Owner Participant shall receive 30 days' prior written notice of such lapse, cancellation or termination.

         (d) If Lessee or the Insurance Manager shall maintain any liability coverages for the benefit of Lessee in excess of the coverages required hereunder (whether or not such excess coverage complies with the requirements under this Section 12), Lessee will cause all such coverages to name Owner Participant, Lessor, the Trust Company, the Indenture Trustee and Loan Participant as additional insureds (but only with respect to liability arising out of or related to the Operative Agreements or the Units), provided, however, that the requirements of this Section 12 shall not otherwise apply to such coverages.

         Section 12.2 Physical Damage Insurance. (a) The insurance maintained pursuant to Section 12.1(a) shall provide that (i) so long as no Significant Default shall have occurred and be continuing the proceeds up to $100,000 for any loss or damage to any Unit shall be paid to Lessee for the purpose of repairing or restoring such Unit that has been damaged, (ii) the proceeds in excess of $100,000 for any loss or damage to any Unit shall be paid to the Indenture Trustee, so long as the Equipment Notes remain outstanding, and thereafter to Lessor, in each case under a standard loss payable clause, and
(iii) Lessee will be entitled, at its own expense, to make all proofs of loss and/or take all other steps necessary to collect the proceeds of such insurance.

         (b) To the extent that the risk of loss with respect to the applicable Units shall be borne by Persons (other than the Lessee) in possession or control of such Unit and such other Person shall be obligated to pay a settlement amount to Lessee in the amount of such loss in respect of such Unit, the Lessee may, in lieu of maintaining the physical damage insurance required by Section 12.1(a), self-insure with respect to any Units for such amounts and against such risks as shall be based upon reasonable practices then in effect in the railcar leasing and insurance industries.

         (c) The entire proceeds of any property insurance or third party payments for damages to any Unit received by Lessor or the Indenture Trustee under Section 12.2(a)(ii) shall be held by such party until, with respect to such Unit, the repairs referred to in clause (i) below are made as specified therein or payment of the Stipulated Loss Amount is made, and such entire proceeds will be paid, so long as no Significant Default shall have occurred and be continuing, either:

         (i) to Lessee promptly following receipt by the Indenture Trustee or Lessor, as the case may be, of a written application signed by Lessee for payment to Lessee for repairing or restoring the Units which have been damaged so long as (1) Lessee shall have complied with the applicable provisions of this Lease, and (2) Lessee shall have certified that any damage to such Units shall have been fully repaired or restored; or

         (ii) if this Lease is terminated with respect to such Unit because of an Event of Loss and Lessee has paid the Stipulated Loss Amount and all other amounts due as a result thereof, such proceeds shall be promptly paid over to, or retained by, Lessee.

         Section 12.3 Public Liability Insurance. (a) The public liability insurance referred to in paragraph 12.1(b) shall (i) provide that in as much as such policies cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability, deductibles or retentions and liability for premiums, commissions, assessments or calls (which shall be solely a liability of Lessee), shall operate in the same manner as if there were a separate policy or policies covering each insured, (ii) waive any rights of subrogation of the insurers against Owner Participant, Lessor, the Trust Company, the Indenture Trustee, the Policy Provider and Loan Participant (iii) provide that neither Owner Participant, Lessor, the Trust Company, the Policy Provider, the Indenture Trustee nor Loan Participant shall have any responsibility for any insurance premiums, whether for coverage before or after cancellation or termination of any such policies as to Lessee and (iv) be primary without contribution from any similar insurance maintained by Owner Participant, Lessor, the Trust Company, the Indenture Trustee, the Policy Provider or Loan Participant.

         (b) Lessee shall use its reasonable efforts to obtain public liability insurance policies which stipulate that coverage thereunder will not be invalidated (as to Owner Participant, Loan Participant, Lessor, as Lessor of the Units and in its individual capacity, and the Indenture Trustee) by any act or neglect of Lessee, or any breach or violation by Lessee of any warranties, declarations or conditions contained in such policies, but shall be under no obligation to obtain such policies containing such stipulations if they are not available to Lessee at commercially reasonable rates in the markets in which Lessee has then placed its insurance program.

         (c) In the event any public liability insurance policy or coverage thereunder which are required to be maintained under Section 12.1(b) shall cease to be available to Lessee in the commercial insurance market on commercially reasonable terms (or Lessee shall receive notice that such policy or coverage will cease to be available), Lessee shall give Lessor prompt written notice thereof and Lessor shall not unreasonably withhold its agreement to waive such requirement. Lessee shall make written request for any such waiver in writing, accompanied by written reports prepared, at Lessee's option, either by (i) one independent insurance advisor chosen by Lessee and Lessor or (ii) three independent insurance advisors, one chosen by Lessor, one chosen by Lessee and one chosen by the other two advisors (one of which may be the regular insurance broker or brokers of Lessee). The fees and expenses of all such advisors shall be paid by Lessee. The written reports required hereunder shall unanimously (x) state that such insurance (or the required coverage thereunder) is not reasonably available to Lessee at commercially reasonable premiums in the commercial insurance markets within which Lessee or the Manager normally purchases its insurance from insurers, acceptable to Lessee, with "A.M. Best's" rating of A- or better for railcars of similar type and capacity and (y) explain in detail the basis for such conclusions. At any time after the granting of such waiver, but not more often than twice a year, Lessor may make a written request for a supplemental report (in form reasonably acceptable to Lessor) from such insurance advisor(s) updating the prior report and reaffirming the conclusions set forth therein. Lessee shall provide any such required supplemental report within 60 days after receipt of the written request therefor. Any such waiver shall be effective for only as long as such insurance is not reasonably available to Lessee in the commercial markets in which Lessee normally purchases its insurance at commercially reasonable rates (it being understood that the failure of Lessee to furnish timely any such supplemental report shall be conclusive evidence that such condition no longer exists) and any such waiver may specify an outside expiration date, but such date shall not be earlier than one year after the date of such waiver. If such supplemental report shows that such coverage is available or Lessee otherwise learns that such coverage is again available, Lessee shall within 90 days of such report or of receiving such knowledge obtain such insurance coverage. Regardless of whether such a supplemental report has been requested, Lessee shall give prompt written notice to Lessor if it learns that any previously unavailable coverage with respect to which a waiver has been granted is again available. During any period with respect to which such waiver has been granted and remains in effect under this Section 12.3(c), Lessee shall obtain public liability insurance as set forth in Section 12.1(b) from such carriers, in such amounts and with coverage limits and deductibles as may be reasonable in its judgment under the circumstances, but in any event (i) no less than prudent industry standards and (ii) in an amount that may be purchased for a premium equal to 200% of Lessee's cost (on a fleet-wide basis) of public liability insurance premiums for the coverage on a fleet-wide basis required by
Section 12.1(b) for the final year immediately preceding the fiscal year in which such waiver first was granted.

         Section 12.4 Certificate of Insurance. (a) Lessee shall, prior to the Closing Date and when the renewal certificate referred to below is sent (but in any event not less than annually), furnish (or, in the case of (ii) below, use reasonable efforts to furnish) Lessor, the Indenture Trustee, Owner Participant, the Policy Provider and the Loan Participant with a certificate signed by the insurer or an independent insurance broker (i) showing the insurance then maintained by Lessee pursuant to Section 12.1, (ii) stating that, except as noted in such certificate, such insurance complies with the requirements hereof (including, without limitation the deductible level described in Section 12.1(b)) and as set forth in Exhibits B-1 and B-2 to the Participation Agreement, and (iii) to the extent that any provision that Lessee is required to use reasonable efforts to obtain is not contained in such insurance, such certificate shall so state and shall confirm that, in such broker's opinion, such provision is not reasonably obtainable. Lessor and the Policy Provider shall each be entitled at its expense to review copies of all applicable insurance policies. With respect to any renewal policy or policies, certificates or binders evidencing such renewal shall be furnished as soon as practicable, but in no event later than 30 days after the earlier of the date such renewal is effected or the expiration date of the original policy or policies. Simultaneously, with the furnishing of such certificate, Lessee will provide appropriate evidence, reasonably satisfactory to Lessor, the Policy Provider and the Indenture Trustee, that all premiums due on such insurance have been paid.

         (b) Lessee agrees to use reasonable efforts to cause each of its insurers to agree that, with respect to any policy of insurance maintained pursuant to Section 12.1, such insurer will provide not less than 30 days' prior written notice to Lessor, the Indenture Trustee, the Policy Provider, Loan Participant and Owner Participant of any non-renewal or material adverse change with respect to such policy. For purposes of this Section 12.4(b), "material adverse change" shall mean a material adverse change in policy limits, exclusions or deductibles or any material adverse change in policy coverage inconsistent with the requirements of Section 12.1(b). If any of Lessee's insurers delivers such notice of non-renewal, Owner Participant and Policy Provider may attempt to obtain and provide satisfactory insurance and Lessee shall reimburse Owner Participant and Policy Provider for reasonable expenses incurred (i) during the period 10 days prior to expiration of existing insurance policies, for all Owner Participant's expenses excluding broker fees and commissions and insurance premiums, and (ii) on and after the expiration of existing insurance policies, for all Owner Participant's expenses including broker fees and commissions and insurance premiums.

         Section 12.5 Additional Insurance. In the event that Lessee shall fail to maintain insurance as herein provided in Section 12.1 or, if applicable,
Section 12.3, Lessor or Policy Provider may at its option, upon prior written notice to Lessee, provide such insurance and, in such event, Lessee shall, upon demand from time to time reimburse Lessor for the cost thereof together with interest from the date of payment thereof at the Late Rate, on the amount of the cost to Lessor of such insurance which Lessee shall have failed to maintain. If after Lessor has provided such insurance, Lessee then obtains the coverage provided for in Section 12.1 which was replaced by the insurance provided by Lessor, and Lessee provides Lessor with evidence of such coverage reasonably satisfactory to Lessor, Lessor shall cancel the insurance it has provided pursuant to the first sentence of this Section 12.5. In such event, Lessee shall reimburse Lessor for all costs to Lessor of cancellation, including without limitation any short rate penalty, together with interest from the date of Lessor's payment thereof at the Late Rate. In addition, at any time Lessor (either directly or in the name of Owner Participant) may at its own expense carry insurance with respect to its interest in the Units, provided that such insurance does not interfere with Lessee's ability to insure the Units as required by this Section 12 or adversely affect Lessee's insurance or the cost thereof, it being understood that all salvage rights to each Unit shall remain with Lessee's insurers at all times. Any insurance payments received from policies maintained by Lessor pursuant to the previous sentence shall be retained by Lessor without reducing or otherwise affecting Lessee's obligations hereunder, other than with respect to Unit(s) with respect to which such payments have been made.

         Section 12.6 Post-Lease Term Insurance. Lessee agrees that upon the expiration or earlier termination of the Lease Term, Lessee will, with respect to the public liability insurance otherwise required to be carried under this
Section 12, either: (A) purchase a seven year extended reporting period for Owner Participant, Lessor and Owner Trustee, or (B) obtain the written agreement of the Manager in form and substance satisfactory to Owner Participant to carry or cause to be carried for such seven year period public liability insurance which satisfies the requirements of this Section 12 and which names Owner Participant, Lessor, the Collateral Agent and Owner Trustee as additional insureds.

SECTION 13. Reports; Inspection.

         Section 13.1 Duty of Lessee to Furnish. On or before April 30, 2005 (or July 31, 2005 with respect to clause (c) below), and on or before each April 30 (or each March 31, June 30, September 30 and December 31, with respect to clause
(c) below) thereafter, Lessee will furnish (or cause the Manager under the Management Agreement to furnish) to Lessor, Owner Participant, Loan Participant, the Indenture Trustee, Policy Provider and the Rating Agency an accurate statement, as of the preceding December 31 (or, as of the end of the preceding calendar quarter with respect to clause (c) below), (a) showing the amount, description and reporting marks of the Units then leased hereunder, the amount, description and reporting marks of all Units that may have suffered an Event of Loss during the 12 months ending on such December 31 (or since the Closing Date, in the case of the first such statement), and such other information regarding the condition or repair of the Units as Lessor, Collateral Agent or Policy Provider may reasonably request, (b) stating that, in the case of all Units repainted during the period covered by such statement, the markings required by
Section 4.2 hereof shall have been preserved or replaced, (c) showing the percentage of use in the United States and in each of Canada and Mexico based on the total mileage traveled by the Units and the Other Units for the prior calendar quarter as reported to the Manager by railroads (provided, that Lessee shall cooperate with Owner Participant and Lessor and shall provide such additional information on such matters as Owner Participant or Lessor may reasonably request to enable Owner Participant and Lessor to pursue or fulfill their respective tax audit and tax litigation rights and obligations) and (d) stating that Lessee is not aware of any condition of any Unit which would cause such Unit not to comply in any material respect with the rules and regulations of the FRA and the interchange rules of the Field Manual of the AAR as they apply to the maintenance and operation of the Units in interchange and any other requirements hereunder. Lessee will provide Lessor and Policy Provider with prompt notice, but in any event within 30 days of (i) any legal proceeding relating to any Unit or Pledged Unit, alleging that Lessee is liable for an amount in excess of $5,000,000 or that Lessor, the Owner Participant, the Indenture Trustee or the Policy Provider is alleged to be liable for an amount in excess of $100,000, (ii) actual knowledge of or receipt of written notice alleging that any Unit or Pledged Unit (or group of Units or Pledged Units) violates any environmental law where the aggregate cost of placing such Unit or Pledged Unit or group of Units or Pledged Units into compliance is likely to exceed $100,000 or (iii) actual knowledge of or receipt of written notice of any incident involving any Unit or Pledged Unit alleging personal injury or property damage (including damage to the environment) including costs of remediation, in excess of $1,000,000.

         Section 13.2 Inspection. (a) Each of the Lessor (and as assignee of certain of Lessor's rights hereunder, the Control Party) and the Owner Participant, together with the agents, representatives, accountants and legal and other advisors of each of the foregoing (collectively, the "Inspection Representatives"), shall have the right to (i) conduct a field examination of the Units and the Pledged Units (each such inspection, a "Unit Inspection"),
(ii) (x) inspect all documents (the "Related Documents"), including, without limitation, all leases, insurance policies, warranties or other agreements, relating to the Units, the Pledged Units and the other Collateral (each such inspection, a "Related Document Inspection") and (y) inspect each of the Lessee's and the Manager's books, records and databases (which shall include reasonable access to Lessee's and the Manager's computers and computer records to the extent necessary to evaluate compliance with the Operative Agreements) (collectively, the "Books and Records") with respect to the Units, the Pledged Units and the other Collateral and the Related Documents (including without limitation data supporting all reporting requirements under the Operative Agreements) (each such inspection, a "Book and Records Inspection") and (iii) discuss (x) the affairs, finances and accounts of the Lessee (with respect to itself) and the Manager (with respect to itself and the Lessee) and (y) the Units, the Pledged Units and the other Collateral, the Related Documents and the Books and Records, in each case with the principal executive officer and the principal financial officer of each of the Lessee and the Manager, as applicable (the foregoing clauses (x) and (y) a "Company Inspection") (the Unit Inspections, the Related Documents Inspections, the Books and Records Inspections and the Company Inspections described in clauses (i),
(ii) and (iii), collectively, the "Inspections").

         (b) All Inspections shall be conducted upon reasonable request and notice to Lessee (with respect to itself) and the Manager (with respect to itself and the Lessee) and shall (a) be conducted during normal business hours,
(b) be subject to Lessee's and the Manager's customary security procedures, if any, and (c) not unreasonably disrupt Lessee's or the Manager's business.

         (c) Each of the Lessor (and, as assignee of certain of Lessor's rights hereunder, the Control Party) and the Owner Participant (together with their respective Inspection Representatives) shall have the right to conduct (independent of any inspection rights of any other party) (i) (x) one Unit Inspection per calendar year, and in the case of each of the Policy Provider and the Owner Participant, one additional Related Documents Inspection, Books and Records Inspection and Company Inspection per calendar year for the calendar years ending December 31, 2005 and December 31, 2006, in each case, at the sole cost and expense of the Lessor, Control Party or Owner Participant, respectively (as applicable), and (y) one Related Documents Inspection, one Books and Records Inspection and one Company Inspection per calendar year at the sole cost and expense of Lessor, the Control Party or Owner Participant, respectively (as applicable) (including the reasonable legal and accounting fees, costs and expenses incurred by the Lessor, Control Party or the Owner Participant, as applicable, and their respective Inspection Representatives, as applicable) (each such Inspection described in clauses (x) and (y), an "Ordinary Inspection" and collectively, "Ordinary Inspections"); provided, that, notwithstanding the foregoing, Lessee shall pay for or reimburse the Control Party (which amounts shall constitute Supplemental Rent hereunder) for inspection costs incurred by or on behalf of the Control Party pursuant to this paragraph (c).

         (d) If in connection with or as a result of any Ordinary Inspection, Lessor, the Control Party or the Owner Participant, as applicable, determines, in its reasonable discretion, that an Inspection Issue (as defined below) has occurred, then Lessor, the Control Party or the Owner Participant, as applicable, shall have the right, to (i) collect from Lessee the costs and expenses of such Ordinary Inspection and (ii) conduct any type and number of additional Inspections from time to time (each, an "Additional Inspection" and collectively, "Additional Inspections") to confirm satisfactory resolution, in the reasonable business judgment of the Lessor, Control Party or the Owner Participant, as applicable, of any such Inspection Issues identified in such Ordinary Inspection or Interim Inspection, or in any Additional Inspection in connection therewith. All such Additional Inspections shall be at the sole cost and expense of Lessee (including the reasonable legal and accounting fees, costs and expenses incurred by Lessor, the Control Party or Owner Participant, as applicable, and their respective Inspection

Representatives). For the purposes of this Section 13.2, "Inspection Issue" means (x) any material misstatement or omission of fact in or with respect to the Units, the Pledged Units, the Related Documents or the Company Inspections or (y) a determination, in its reasonable business judgment, by Lessor, the Control Party or the Owner Participant, as applicable, that the Related Documents or Books and Records are incomplete or inaccurate in any material respect.

         Without prejudice to the right to conduct Inspections, Lessor, the Control Party and the Owner Participant shall confer with a view toward coordinating their conduct with respect to the Inspections in order to minimize the costs thereof and business disruption attendant thereto.

         Notwithstanding any of the foregoing, during the occurrence and continuance of a Lease Event of Default, (i) there shall be no limit on the type and number of Inspections that can be undertaken by Lessor, the Control Party or the Owner Participant, as applicable, and their respective Inspection Representatives and (ii) all costs and expenses of any Inspection shall be at the sole cost and expense of the Lessee (including the reasonable legal and accounting fees, costs and expenses incurred by the Control Party and the Owner Participant, together with their respective Inspection Representatives).

SECTION 14. Lease Events of Default.

         The following events shall constitute Lease Events of Default hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and each such Lease Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied:

         (a) Lessee shall fail to (i) make or (ii) be deemed by virtue of the last sentence of Section 3.5 hereof to have made any payment of Basic Rent, Early Purchase Price, any other purchase price to be paid by Lessee for any Units pursuant to this Lease or the Participation Agreement, Stipulated Loss Amount or Termination Amount (x) in the case of any such payment that is required to be made on the Basic Term Expiration Date or on any date within 30 days before the Basic Term Expiration Date, when due, and (y) in the case of any other such payment, within 10 Business Days after the same shall have become due; provided, however, that so long as any Equipment Notes remain outstanding, failure to make (or be deemed to have made) any portion of Basic Rent on any Rent Payment Date shall not be a Lease Event of Default so long as the amounts applied under Section 3.4, clause (4), of the Collateral Agency Agreement are sufficient to make the distributions required under such clause (4) with respect to the obligations owed under this Lease; provided, further, that in the event that the Special Equity Buy-Out has been consummated, failure to make any payment of Basic Rent, Early Purchase Price, any other purchase price to be paid by Lessee for any Units pursuant to this Lease or the Participation Agreement, Stipulated Loss Amount or Termination Amount (to the extent such amount constitutes an Accumulated Equity Deficiency Amount to be applied under Section 3.4, clause 9 of the Collateral Agency Agreement) shall, after receipt by Lessee of written notice of such failure from Lessor or Owner Participant, be a Lease Event of Default; or

         (b) Lessee shall fail to (i) make or (ii) be deemed by virtue of payments made by the Collateral Agent to have made any payment of Supplemental Rent, including indemnity or tax indemnity payments, but not including Stipulated Loss Amount, Termination Amount, Early Purchase Price, or any other purchase price to be paid by Lessee for any Units pursuant to this Lease or the Participation Agreement (x) in the case of any such payment that is required to be on the Basic Term Expiration Date or on any date within 30 days before the Basic Term Expiration Date, when due, and (y) in the case of any other such payment, after the same shall have become due and such failure shall continue unremedied for 30 days after receipt by Lessee of written notice of such failure from Lessor, Policy Provider, Owner Participant or the Indenture Trustee; provided, however, that so long as any Equipment Notes remain outstanding, failure to make (or be deemed to have made) payment of any of the amounts referred to in or to be applied pursuant to clauses (5) through (15) of Section
3.4 of the Collateral Agency Agreement shall not be a Lease Event of Default; or

         (c) Lessee shall fail to maintain in effect the insurance required by
Section 12 or Section 6.4 of the Collateral Agency Agreement and such failure shall not have been waived as provided for therein; or

         (d) Lessee shall use or permit the use of the Units or the Pledged Units or any portion thereof in a way which is not permitted by this Lease (with respect to the Units) or the Collateral Agency Agreement (with respect to the Pledged Units), provided that such unauthorized use shall not constitute a Lease Event of Default for a period of 45 days after Lessee's obtaining actual knowledge thereof so long as (i) such unauthorized use is not the result of any willful action of Lessee and (ii) such unauthorized use is capable of being cured and Lessee diligently pursues such cure throughout such 45-day period; or Lessee shall make or permit any unauthorized assignment or transfer of this Lease in violation of Section 18.2; or

         (e) TILC (or any successor thereto in its capacity as Administrator or Servicer, as applicable) shall have defaulted in any material respect in the performance of any of its obligations under the Administrative Services Agreement or the Servicing Agreement or a default shall occur under Section 6(a) of the Account Administration Agreement, and, in each case, Lessee shall have failed to exercise its rights thereunder in respect of such default for a period of 30 days after receipt by Lessee of written notice from Lessor, Owner Participant, Policy Provider or the Indenture Trustee, demanding that such action be taken; or

         (f) Any representation or warranty made by Lessee in any Lessee Agreement or any representation or warranty made by TILC in any Operative Agreement to which any such Person is a party, in each case, other than the Tax Indemnity Agreement, is untrue or incorrect in any material respect as of the date of making thereof and such untruth or incorrectness shall continue to be material and unremedied for a period of 30 days after receipt of notice from Lessor, Owner Participant, Indenture Trustee or the Policy Provider; provided that, if such untruth or incorrectness is capable of being remedied, no such untruth or incorrectness shall constitute a Lease Event of Default hereunder for a period of 120 days after receipt of notice from Lessor, Owner Participant, the Indenture Trustee or the Policy Provider so long as Lessee, or TILC, as the case may be, is diligently proceeding to remedy such untruth or incorrectness and shall in fact remedy such untruth or incorrectness within such period; provided that such untrue or incorrect representation or warranty shall be deemed to be remediable or remedied only after all adverse consequences thereof if any, can be and have been remedied as applicable; or

         (g) Lessee or the General Partner shall (i) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to any such relief or to the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) admit in writing its inability to pay its debts generally as they come due, or (iv) make a general assignment for the benefit of creditors, or (v) take any corporate or partnership action to authorize any of the foregoing; or

         (h) An involuntary case or other proceeding shall be commenced against Lessee or the General Partner seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or

         (i) Lessee shall fail to observe or perform any other of the covenants or agreements to be observed or performed by Lessee under any Lessee Agreement or any certificate and such failure shall continue unremedied for 30 days after notice from Lessor, Owner Participant, Policy Provider or the Indenture Trustee to Lessee, specifying the failure and demanding the same to be remedied; provided that, if such failure is capable of being remedied, and the remedy requires an action other than, or in addition to, the payment of money, no such failure (other than one relating to the payment of such money) shall constitute a Lease Event of Default hereunder for a period of 150 days after receipt of such notice so long as Lessee is diligently proceeding to remedy such failure and shall in fact remedy such failure within such period; or

         (j) A Manager Default shall have occurred and be continuing under the Management Agreement, and Lessee shall have failed to exercise its rights under the Management Agreement in respect of such Manager Default for a period of 30 days after receipt by Lessee of written notice from Lessor, Owner Participant or the Indenture Trustee demanding that such action be taken; or

         (k) An Insurance Manager Default shall have occurred and be continuing under the Insurance Agreement, and Lessee shall have failed to exercise its rights under the Insurance Agreement in respect of such Insurance Manager Default for a period of 30 days after receipt by Lessee of written notice from Lessor, Owner Participant or the Indenture Trustee demanding that such action be taken; or

         (l) The Lessee shall have defaulted in any material respect in the performance of any of its covenants and agreements contained in Section 2.8(b) of the Collateral Agency Agreement and such default shall continue unremedied for a period of 30 days; or

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

         (m) An amount equal to the Additional Liquidity Reserve Amount shall not have been deposited into the Liquidity Reserve Account either (i) pursuant to Section 3.4 of Collateral Agency Agreement (without withdrawal from the Cash Trapping Account) or (ii) as a result of a direct capital contribution by TILC or an Affiliate thereof (other than the Lessee) within ninety (90) days after the occurrence of an Additional Liquidity Reserve Trigger.

         Notwithstanding anything to the contrary contained in this Lease, any failure of Lessee to perform or observe any covenant or agreement herein shall not constitute a Lease Event of Default if such failure is caused solely by reason of an event which constitutes an "Event of Loss" so long as Lessee is continuing to comply with the applicable terms of Section 11.

SECTION 15. Remedies.

         Section 15.1 Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may, at its option, declare this Lease to be in default by a written notice to Lessee (except that this Lease shall, without any action on the part of Lessor, be automatically deemed to have been declared in default upon the occurrence of a Lease Event of Default described in Section 14(g) or (h)); and at any time thereafter, unless Lessee shall have remedied all outstanding Lease Events of Default prior to the commencement of the exercise by Lessor of any of its remedies hereunder, Lessor may do one or more of the following as Lessor in its sole discretion shall elect, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

         (a) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof,

         (b) by notice in writing to Lessee, Lessor may demand that Lessee, and Lessee shall, upon written demand of Lessor and at Lessee's expense (but subject to the rights of any Sublessee which has been granted the right of quiet enjoyment of the Unit by Lessee pursuant to a Sublease, so long as no event of default by the Sublessee shall have occurred and be continuing under the relevant Sublease), (i) forthwith return all or any part of the Units so demanded to Lessor or its order in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 15.5; or Lessor with or without notice or judicial process may by its agents enter upon the premises of Lessee or other premises where any of the Units may be located and take possession of and remove all or any of the Units , and Lessor may use and employ in connection with such removal any services, aids, equipment, trackage and other facilities of Lessee as is reasonably required to remove such Units and thenceforth hold, possess and enjoy the same free from any right of Lessee, or its successor or assigns, to use such Units for any purpose whatever and (ii) with respect to any Unit which is then subject to a Sublease, assign all of Lessee's right, title and interest in such Sublease to Lessor (to the extent such Sublease has not been previously assigned to Lessor);

         (c) sell any Unit and/or assign any Sublease at public or private sale in such manner as Lessor may determine, free and clear of any rights of Lessee (but subject to the rights of any Sublessee which has been granted the right of quiet enjoyment of the Unit by Lessee pursuant to a Sublease, so long as no event of default by the Sublessee shall have occurred and be continuing under the relevant Sublease) and without any duty to account to Lessee or any Sublessee with respect to such sale or for the proceeds thereof (except to the extent required by paragraph (f) below if Lessor elects to exercise its rights under said paragraph), in which event Lessee's obligation to pay Basic Rent with respect to such Unit hereunder due for any periods subsequent to the date of such sale shall terminate (except to the extent that Basic Rent is to be included in computations under paragraph (e) or
(f) below if Lessor elects to exercise its rights under either of said paragraphs);

         (d) (i) deliver notice under Section 5.2 and exercise all rights of the "lessor" under the Subleases, including without limitation the right to direct the applicable Sublessees to make rental payments to such account or accounts as Lessor may specify, and (ii) hold, keep idle or lease to others any Unit not then subject to a Sublease as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and without any duty to account to Lessee or any Sublessee with respect to such action or inaction or for any proceeds with respect thereto, except that Lessee's obligation to pay Basic Rent with respect to such Unit due for any periods subsequent to the date upon which Lessee shall have been deprived of possession and use of such Unit pursuant to this Section 15 shall be reduced by the net proceeds, if any, received by Lessor from leasing such Unit to any Person other than Lessee;

         (e) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a), (b), (c) or (d) above or (g) below with respect to any Unit, Lessor, by written notice to Lessee specifying a payment date (which date shall be a Determination Date for the purposes of computing Stipulated Loss Amount) which shall be not less than 10 days after the date of such notice, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Unit due after the payment date specified in such notice), all Rent, other than Stipulated Loss Amount and Termination Amount or amounts calculated by reference thereto, due and payable, or accrued, in respect of such Unit as of the payment date specified in such notice (exclusive of any Basic Rent due on such date) plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice: (i) an amount with respect to each such Unit which represents the excess of the present value, as of such payment date, of all rentals for such Unit which would otherwise have accrued hereunder from such payment date for the remainder of the Basic Term or any Renewal Term then in effect over the then present value of the then Fair Market Rental Value of such Unit (taking into account its actual condition) for such period discounted from the end of such Term to such payment date, such present value to be computed in each case using a per annum discount rate equal to the Debt Rate, compounded monthly from the respective dates upon which rentals would have been payable hereunder had this Lease not been terminated; or (ii) an amount equal to the excess, if any, of the Stipulated Loss Amount for such Unit computed as of the payment date specified in such notice over the Fair Market Sales Value of such Unit (taking into account its actual condition) as of the payment date specified in such notice; or (iii) if Lessor shall not have sold such Unit pursuant to the exercise of its rights under paragraph (c) above with respect to such Unit, an amount equal to the Stipulated Loss Amount for such Unit computed as of the payment date specified in such notice as of the payment date specified in such notice; and upon payment by Lessee pursuant to clause
(iii) of this Section 15.1(e) of such Stipulated Loss Amount, any Late Payment Premium and of all other amounts (other than Basic

Rent due on such date) payable by Lessee under this Lease and under the other Operative Agreements, including without limitation, all Policy Provider Amounts and Policy Provider Reimbursement Costs in respect of such Unit, Lessor shall transfer "as is" and "where is" and without recourse or warranty all right, title and interest of Lessor in and to such Unit to Lessee or as it may direct, and Lessor shall execute and deliver such documents evidencing such transfer as Lessee shall reasonably request;

         (f) if Lessor shall have sold any Unit pursuant to paragraph (c) above, Lessor, in lieu of exercising its rights under paragraph (e) above with respect to such Unit may, if it shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent for such Unit due subsequent to the Rent Payment Date next preceding such sale), any accrued and unpaid Rent for such Unit as of the date of such sale (Basic Rent for this purpose accruing at a per diem rate equal to the monthly amount due on the next following Rent Payment Date divided by 30) (exclusive of any Basic Rent due on such date), plus the amount, if any, by which the Stipulated Loss Amount of such Unit computed as of the Rent Payment Date next preceding the date of such sale or, if such sale occurs on a Rent Payment Date, then computed as of such Rent Payment Date, plus the amount of any Late Payment Premium, exceeds the net proceeds of such sale (taking into account for this purpose all costs and expenses, including legal fees and expenses, incurred by Lessor in connection with such sale or otherwise exercising remedies hereunder) plus interest on such excess from the date of such sale to the date of payment at the Late Rate; and

         (g) (i) Lessor may terminate this Lease with respect to all of the Units, (ii) Lessor may terminate the leasing of any or all Units under any Sublease (subject to the provisions of any applicable Sublease and subject to Section 8 of the Participation Agreement) and/or (iii) Lessor may exercise any other right or remedy that may be available to it under applicable law.

         In addition, Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies (including, without limitation, Late Payment Interest, but exclusive of any Basic Rent due on such date), and for legal fees and other costs and expenses incurred by Lessor, Indenture Trustee and Policy Provider by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including without limitation the repayment in full of any costs and expenses necessary to be expended in repairing any Unit in order to cause it to be in compliance with all maintenance and regulatory standards imposed by this Lease.

         In the event Lessor terminates this Lease pursuant to any provision of this Section 15.1, and the Stipulated Loss Amount is not payable, the amounts otherwise payable by Lessee hereunder shall be increased by any positive amount (as a payment for accrued but unpaid Basic Rent) of the Basic Rent Adjustment set forth on Schedule 4-A of the Participation Agreement opposite the relevant Rent Payment Date and Lessor shall pay to Lessee an amount equal to the absolute value of any negative amount (as a rebate of prepaid Basic Rent) of the Basic Rent Adjustment set forth on Schedule 4-A of the Participation Agreement opposite the relevant Rent Payment Date; provided, however, that to the extent that such payment or refund does not precisely reflect the difference between Basic Rent allocated and Basic Rent paid as of the date

Basic Rent ceases to accrue, the amounts due hereunder shall be further adjusted to ensure that the aggregate amount of Basic Rent paid equals the aggregate amount of Basic Rent allocated as of the date Basic Rent ceases to accrue.

         In addition, after the occurrence and during the continuation of a Lease Event of Default, Lessee will pay or reimburse Lessor and its assignees (including the Indenture Trustee, the Pass Through Trustee and the Policy Provider) for all of their respective costs and expenses (including reasonable costs and expenses of counsel and other professionals) incurred in connection with (i) the enforcement, defense or preservation of any rights in respect of this Lease and the other Operative Agreements, including, without limitation, any insolvency proceeding of Lessee or any of its Affiliates, and (ii) the negotiation of any restructuring or "work-out", whether or not consummated, of any obligations under, or transactions contemplated by, this Lease and the other Operative Agreements.

         Section 15.2 Cumulative Remedies. The remedies in this Lease provided in favor of Lessor shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in its favor existing at law or in equity.

         Lessee hereby waives any mandatory requirements of law, now or hereafter in effect, which might limit or modify any of the remedies herein provided, to the extent that such waiver is permitted by law. Lessee hereby waives any and all existing or future claims of any right to assert any offset or counterclaim against the Rent payments due hereunder, and agrees to make the rent payments regardless of any offset or counterclaim or claim which may be asserted by Lessee on its behalf in connection with the lease of the Units. Lessee further agrees that Lessee's obligations to pay all Rent (including, without limitation, all Basic Rent and Supplemental Rent) and its obligations to maintain the Units pursuant to Section 8 hereof and to maintain the insurance pursuant to Section 12 hereof shall constitute monetary obligations of Lessee for all purposes of Section 365 of the Bankruptcy Code. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use the Units in mitigation of Lessor's damages as set forth in Section 15.1 or that may otherwise limit or modify any of Lessor's rights and remedies provided in this
Section 15.

         Section 15.3 No Waiver. No delay or omission to exercise any right, power or remedy accruing to Lessor upon any breach or default by Lessee under this Lease shall impair any such right, power or remedy of Lessor, nor shall any such delay or omission be construed as a waiver of any breach or default, or of any similar breach or default hereafter occurring; nor shall any waiver of a single breach or default be deemed a waiver of any subsequent breach or default.

         Section 15.4 Notice of Lease Default. Lessee agrees to furnish to Lessor, Policy Provider, Owner Participant and the Indenture Trustee, promptly upon any officer acquiring actual knowledge of any condition which constituted or constitutes a Lease Default under this Lease, written notice specifying such condition and the nature and status thereof.

         Section 15.5 Lessee's Duty to Return Equipment Upon Default. If Lessor or any assignee of Lessor shall terminate this Lease with respect to any Units pursuant to this

Section 15 and shall have provided to Lessee the written demand specified in
Section 15.1(b) with respect to such Units, Lessee shall forthwith deliver possession of the Units not then subject to a Sublease to Lessor (except where Lessor has received all amounts payable by Lessee pursuant to any notice provided by Lessor under Section 15.1(e)(iii)). For the purpose of delivering possession of any Unit not then subject to a Sublease to Lessor as above required, Lessee shall at its own cost, expense and risk (except as hereinafter stated):

         (a) forthwith place such Units upon such storage tracks of Lessee or any of its Affiliates or, at the expense of Lessee, on any other storage tracks, as Lessor may designate or, in the absence of such designation, as Lessee may select;

         (b) permit Lessor to store such Units on such tracks without charge for insurance, rent or storage until such Units have been sold, leased or otherwise disposed of by Lessor and during such period of storage Lessee shall continue to maintain all insurance required by Section 12.1 hereof; and

         (c) transport the Units to any place on any lines of railroad or to any connection carrier for shipment, all as Lessor may direct in writing. All such Units not then subject to a Sublease returned shall be in the condition required by Section 6.2 hereof.

         All amounts earned in respect of the Units after the date of termination of this Lease pursuant to this Section 15, but not exceeding amounts actually received therefor, shall be paid to Lessor or, so long as the Indenture shall not have been discharged pursuant to its terms, the Indenture Trustee, and, if received by Lessee, shall be promptly turned over to Lessor or the Indenture Trustee as aforesaid. In the event any Unit not then subject to a Sublease is not assembled, delivered and stored as hereinabove provided within 15 days after the termination of the leasing of such Unit pursuant to Section 15, Lessee shall, in addition, pay to Lessor or the Indenture Trustee as aforesaid as liquidated damages and not as a penalty, for each day thereafter an amount equal to the amount, if any, by which the daily equivalent of the average Basic Rent for the term in effect immediately prior to the expiration of the Lease for such Unit exceeds the amount, if any, received by Lessor or the Indenture Trustee as aforesaid (either directly or from Lessee) for such day for such Unit pursuant to the preceding sentence.

         Section 15.6 Specific Performance; Lessor Appointed Lessee's Agent. The assembling, delivery, storage and transporting of the Units not then subject to a Sublease as provided in Section 15.5 are of the essence of this Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee so to assemble, deliver, store and transport the Units not then subject to a Sublease. Without in any way limiting the obligation of Lessee under the provisions of Section 15.5, Lessee hereby irrevocably appoints Lessor as the agent and attorney of Lessee, with full power and authority, at any time while Lessee is obligated to deliver possession of any Units not than subject to a Sublease to Lessor pursuant to this Section 15, to demand and take possession of such Unit in the name and on behalf of Lessee from whosoever shall be at the time in possession of such Unit.

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

SECTION 16. Filings; Further Assurances.

         Section 16.1 Filings. This Lease or a counterpart or copy hereof or evidence hereof may be filed or recorded in any public office in the United States as may be necessary or appropriate to protect the interest of Lessor, Owner Participant or the Indenture Trustee herein or in the Units. On or prior to the Closing Date Lessee will (i) cause a memorandum of each of this Lease, the Lease Supplements dated the Closing Date, the TRLT II Bill of Sale, the Bill of Sale, the TRLT II Assignment, the Assignment, the Collateral Agency Agreement, the Indenture and the Indenture Supplements dated the Closing Date
(x) to be duly filed and recorded with the STB in accordance with 49 U.S.C.
Section 11301 and (y) to be deposited with the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act (and all necessary actions shall have been taken for publication of such deposit in the Canada Gazette in accordance with said Section 105), (ii) cause such registrations to be filed under the appropriate provincial property security acts in Canada as reasonably requested by Lessor to the extent necessary to protect the interest of Lessor, Owner Participant or the Indenture Trustee in this Lease or in the Units, (iii) cause precautionary UCC-1 financing statements to be filed in appropriate jurisdictions as reasonably requested by Lessor naming Lessor as "lessor" and Lessee as "lessee" of the Equipment and (iv) will furnish Lessor, the Indenture Trustee and Owner Participant proof thereof. Notwithstanding the foregoing, in no event shall Lessee or any of its Affiliates be required to take any action to perfect any security interest which any Person may have in any Sublease, other than the filing of a UCC-1 Financing Statement against the Partnership in the Partnership's jurisdiction of formation and/or other similar filings with the STB, the Registrar General of Canada and any applicable Canadian provinces covering all Subleases generally and delivery of original copies of the applicable Subleases in the manner set forth in the Collateral Agency Agreement.

         Section 16.2 Further Assurances. Lessee will duly execute and deliver to Lessor such further documents and assurances and take such further action as Lessor may from time to time reasonably request or as may be required by applicable law or regulation in order to effectively carry out the intent and propose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor, the Participants, the Policy Provider and the Indenture Trustee hereunder, including, without limitation, the execution and delivery of supplements or amendments hereto, in recordable form, subjecting to this Lease any Replacement Unit and the recording or filing of counterparts hereof or thereof or Uniform Commercial Code financing statements in accordance with the laws of such jurisdiction as Lessor may from time to time deem advisable; provided, that in no event shall Lessee or any of its Affiliates be required to take any action to perfect, any security interest which any Person may have in any Sublease, other than the filing of a UCC-1 Financing Statement against the Partnership in the Partnership's jurisdiction of formation and/or other similar filings with the STB, the Registrar General of Canada and any applicable Canadian provinces covering all Subleases generally and delivery of original copies of the applicable Subleases in the manner set forth in the Collateral Agency Agreement.

         Section 16.3 Other Filings. If, at any time after the Closing Date and during the Lease Term, Mexico, or one or more states in Mexico, establishes a state or other system for filing and perfecting the ownership and/or security interests of entities such as Lessor and/or the Indenture Trustee, at the time that Lessee or the Manager takes such action with respect to other equipment similar to the Units (whether owned or leased by Lessee) and also upon the request of Lessor, any Participant, or the Indenture Trustee, Lessee shall cause any and all of the Operative Agreements to be recorded with or under such system and shall cause all other filings and recordings and all such other action required under such system to be effected and taken, in order to perfect and protect the respective right, title and interests of Lessor, Owner Participant, Loan Participant and the Indenture Trustee; provided, that in no event shall Lessee or any of its Affiliates be required to take any action to perfect any security interest which any Person may have in any Sublease.

         Section 16.4 Expenses. Lessee will pay all costs, charges and expenses (including reasonable attorneys fees) incident to any such filing, refiling, recording and rerecording or depositing and re-depositing of any such instruments or incident to the taking of such action.

SECTION 17. Lessor's Right to Perform.

         If Lessee fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its other agreements contained herein, Lessor may itself make such payment or perform or comply with such agreement, after giving not less than five Business Days' prior notice thereof to Lessee (except in the event that an Indenture Default resulting from a Lease Default or a Lease Event of Default shall have occurred and be continuing, in which event Lessor may effect such payment, performance or compliance to the extent necessary to cure such Indenture Default with notice given concurrently with such payment, performance or compliance), but shall not be obligated hereunder to do so, and the amount of such payment and of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Late Rate from such date of payment, to the extent permitted by applicable law, shad be deemed to be Supplemental Rent, payable by Lessee to Lessor on demand.

SECTION 18. Assignment.

         Section 18.1 Assignment by Lessor. Lessee and Lessor hereby confirm and acknowledge that concurrently with the execution and delivery of this Lease, Lessor has executed and delivered to the Indenture Trustee the Indenture, which, among other things, assigns as collateral security and grants a security interest in favor of the Indenture Trustee in, to and under all right, title and interest of Lessor in and to this Lease and certain of the Rent payable hereunder (excluding Excepted Property), all Equipment and all Subleases, all as more explicitly set forth in the Indenture. Lessee acknowledges the Indenture Trustee's rights under the Indenture including without limitation, the right of the Indenture Trustee to receive from the Lessee copies of all notices, certificates, reports, filings, opinions of counsel and other documents and all information which Lessee is permitted or required to give or furnish to Lessor pursuant to this Lease. Lessor agrees that it shall not otherwise assign or convey its right, title and interest in and to this Lease or any Unit, nor amend, modify or waive any provision of this Lease, in each case, except as expressly permitted by and subject to the provisions of the Participation Agreement, the Trust Agreement and the Indenture.

         Section 18.2 Assignment by Lessee. Except in the case of any requisition for use by any governmental authority or any agency or instrumentality thereof referred to in Section 11.1, Lessee will not, except as expressly permitted in the Operative Agreements, without the prior written consent of Lessor and the Indenture Trustee, assign any of its rights hereunder.

         Section 18.3 Sublessee's or Others Performance and Rights. Any obligation imposed on Lessee in this Lease shall require only that Lessee perform or cause to be performed such obligation, even if stated herein as a direct obligation, and the performance of any such obligation by the Manager under the Management Agreement, the Insurance Manager under the Insurance Agreement, the Administrator under the Administrative Services Agreement or any Sublessee under a Sublease then in effect and permitted by the terms of this Lease shall constitute performance by Lessee and discharge such obligation by Lessee. Except as otherwise expressly provided herein, any right granted to Lessee in this Lease shall grant Lessee the right to (a) exercise such right or permit such right to be exercised by the Manager or the Insurance Manager or (b) in Lessee's capacity as sublessor pursuant to any Permitted Sublease permit any Sublessee to exercise substantially equivalent rights under any such sublease as are granted to Lessee under this Lease; provided, however, that Lessee's right to terminate this Lease pursuant to Section 10 and Lessee's purchase and renewal options set forth in Section 22 may be exercised only by Lessee; provided, further, that nothing in this Section 18.3 shall or shall be deemed to (i) create any privity of contract between any such Sublessee, on the one hand, and any of Lessor, Owner Participant or any subsequent transferee or Affiliate of any such Person, on the other hand, (ii) create any duty or other liability of any nature whatsoever on the part of any of Lessor, Owner Participant or any subsequent transferee or Affiliate of any such Person, to any such Sublessee or any Affiliate thereof or (iii) modify or waive any term or provision of Section
8.3 hereof, which Section 8.3 shall control if any conflict arises between any of the provisions thereof and this Section 18.3, or (iv) shall relieve Lessee of any liability or obligation hereunder. The inclusion of specific references to obligations or rights of any such Sublessee in certain provisions of this Lease shall not in any way prevent or diminish the application of the provisions of the two sentences immediately preceding with respect to obligations or rights in respect of which specific reference to any such Sublessee has not been made in this Lease.

SECTION 19. Net Lease, Etc.

         (a) This Lease is a net lease and Lessee's obligation to pay all Rent payable hereunder shall be absolute, unconditional and irrevocable and shall not be affected by any circumstance of any character including, without limitation,
(i) any set-off, abatement, counterclaim, suspension, recoupment, reduction, rescission, defense or other right that Lessee may have against Lessor, Owner Participant, the Indenture Trustee or any holder of an Equipment Note or Pass Through Certificate, any vendor or manufacturer of any Unit, or any other Person for any reason whatsoever, (ii) any defect in or failure of title, merchantability, condition, design, compliance with specifications, operation or fitness for use of all or any part of any Unit, (iii) any damage to, or removal, abandonment, requisition, taking, condemnation, loss, theft or destruction of all or any part of any Unit or any interference, interruption, restriction, curtailment or cessation in the use or possession of any Unit by Lessee or any other Person for any reason whatsoever or of whatever duration, (iv) any insolvency, bankruptcy, reorganization or similar proceeding by or against Lessee, Lessor, Owner Participant, the Indenture Trustee, Loan Participant, any holder of an Equipment Note or Pass Through Certificate or any other

Person (and no payment of any Rent hereunder shall be considered paid or applied to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason), (v) the invalidity, illegality or unenforceability of this Lease, any other Operative Agreement, or any other instrument referred to herein or therein or any other infirmity herein or therein or any lack of right, power or authority of Lessee, Lessor, Owner Participant, the Indenture Trustee, any holder of an Equipment Note or Pass Through Certificate or any other Person to enter into this Lease or any other Operative Agreement or to perform the obligations hereunder or thereunder or consummate the transactions contemplated hereby or thereby or any doctrine of force majeure, impossibility, frustration or failure of consideration, (vi) the breach or failure of any warranty or representation made in this Lease or any other Operative Agreement by Lessee, Lessor, Owner Participant, Loan Participant, the Indenture Trustee, any holder of an Equipment Note or Pass Through Certificate or any other Person, (vii) the requisitioning, seizure or other taking of title to or use of such Unit by any government or governmental authority or otherwise, whether or not by reason of any act or omission of Lessor, Lessee or the Indenture Trustee, or any other deprivation or limitation of use of such Unit in any respect or for any length of time, whether or not resulting from accident and whether or not without fault on the part of Lessee or (viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing. To the extent permitted by applicable law, Lessee hereby waives any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease with respect to any Unit, except in accordance with the express terms hereof. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, Lessee nonetheless agrees, to the maximum extent permitted by law, to pay to Lessor or to the Indenture Trustee, as the case may be, an amount equal to each installment of Basic Rent and all Supplemental Rent due and owing, at the time such payment would have become due and payable in accordance with the terms hereof had this Lease not been terminated in whole or in part. Each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek or have any right to recover all or any part of such payment from Lessor or any Person for any reason whatsoever. Nothing contained herein shall be construed to waive any claim which Lessee might have under any of the Operative Agreements or otherwise or to limit the right of Lessee to make any claim it might have against Lessor or any other Person or to pursue such claim in such manner as Lessee shall deem appropriate.

SECTION 20. Notices.

         Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by facsimile capable of creating a written record, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by reputable overnight courier or (ii) in the case of notice by facsimile, upon confirmation of receipt thereof, provided such transmission is promptly further confirmed in writing by the method set forth in clause (i) addressed to the following Person at its respective address set forth below or at such other address as such Person may from time to time designate by written notice to the other Persons listed below:

If to Lessor:                   TRLIV 2004-1A Railcar Statutory Trust
                                c/o U.S. Bank Trust National Association

                                225 Asylum Street, 23rd Floor
                                Hartford, Connecticut 06103
                                Attention:  Corporate Trust Department
                                Re:  Trinity 2004-1A
                                Facsimile No.: (617) 603-6667
                                Confirmation No. (617) 603-6565

                                With copies to Owner Participant.

If to Owner Participant:        The Fifth Third Leasing Company
                                38 Fountain Square Plaza
                                Cincinnati, OH 45263
                                Attention:  Sr. Risk Manager
                                Facsimile No.: (513) 534-6706
                                Confirmation No.: (513) 534-6770

If to the Indenture Trustee:    Wilmington Trust Company
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, Delaware 19890-0001
                                Attention: Corporate Trust Administration
                                Re:  TRLIV 2004-1
                                Fax No.: (302) 636-4141
                                Confirmation No.: (302) 636-6000

If to Lessee:                   Trinity Rail Leasing IV L.P.
                                2525 Stemmons Freeway
                                Dallas, TX 75207
                                Attention: Vice President Leasing Operations
                                Re:  TRLIV 2004-1A
                                Fax No.: (214) 589-8271
                                Confirmation No.: (214) 631-4420

If to the Policy Provider:      Ambac Assurance Corporation
                                One State Street Plaza, 15th Floor
                                New York, NY 10004
                                Attention: Structured Finance Department-ABS
                                Fax No.: (212) 208-3509
                                Confirmation No.: (212) 208-3186

If to the Rating Agencies:      Moody's Investors Service, Inc.
                                99 Church Street - 4th Floor
                                New York, New York 10041
                                Attention: ABS Monitoring Department
                                Fax No.: (212) 553-4119
                                Confirmation No.: (212) 298-7075

                                Standard & Poor's Ratings Group
                                55 Water Street, 40th Floor
                                New York, New York
                                Attention:  Stephen F. Rooney - Structured
                                Finance Ratings
                                Fax No.: (212) 438-2646
                                Confirmation No.:  (212) 438-2591

SECTION 21. Concerning the Indenture Trustee.

         Section 21.1 Limitation of the Indenture Trustee's Liabilities. Notwithstanding any provision to the contrary contained herein or in any of the Operative Agreements, the Indenture Trustee's obligation to take or refrain from taking any actions, or to use its discretion (including, but not limited to, the giving or withholding of consent or approval and the exercise of any rights or remedies under such Operative Agreements), and any liability therefor, shall, in addition to any other limitations provided herein or in the other Operative Agreements, be limited by the provisions of the Indenture, including, but not limited to, Article VI thereof.

         Section 21.2 Right, Title and Interest of the Indenture Trustee Under Lease. It is understood and agreed that the right, title and interest of the Indenture Trustee in, to and under this Lease and the Rent due and to become due hereunder shall by the express terms granting and conveying the same be subject to the interest of Lessee in and to the Units as created pursuant to and governed by the terms of this Lease.

SECTION 22. Purchase Options; Renewal Option.

         Section 22.1 Early Purchase Option. In addition to the option granted Lessee pursuant to Section 6.9 of the Participation Agreement and provided that Lessee shall have duly given the notice required by the next succeeding sentence, Lessee shall have the right and, upon the giving of such notice, the obligation to purchase all but not less than all of the Units leased hereunder on the Early Purchase Date for such Units at a price equal to the Early Purchase Price of such Units plus the other amounts specified below. Lessee shall give Lessor written notice not less than 360 days but not more than 720 days prior to the Early Purchase Date of its election to exercise the purchase option provided for in this Section 22.1, which notice shall be irrevocable. Payment of the Early Purchase Price, together with (w) all unpaid Basic Rent due and payable prior to such Early Purchase Date, (x) any Late Payment Interest with respect any Rent not paid when due (including, for the avoidance of doubt, Rent corresponding to the principal amount of the Equipment Notes), and (y) any other Supplemental Rent due and owing by Lessee under the Operative Agreements, including without limitation, all Policy Provider Amounts then due and owing (so that, after receipt and application of all such payments, but without withdrawal from any CAA Account, (a) Owner Participant shall be entitled under the terms of the Collateral Agency Agreement to receive, and does receive, taking into account all payments of Basic Rent in respect of the Units, the sum of the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto and any other amounts then due to Owner Participant and (b) the Policy Provider shall be entitled under the terms of the Collateral Agency Agreement to receive, and does receive, all then unpaid Policy Provider Amounts and, without duplication, all then unpaid Policy Provider Reimbursement Costs, in each case, as defined in this Lease and as defined in the Other Lease described in clause
(i) of the definition thereof, shall
be made on the Early Purchase Date at the place of payment specified in Section
3.5 hereof in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty as to the absence of Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters, and may specifically disclaim any such representations or warranties. The costs of preparing the bill of sale and all other documentation relating to any purchase by Lessee pursuant to this Section 22.1 and the costs of all necessary filings relating to such purchase and transfer and sales taxes will be borne by Lessee. In the event of any such purchase and receipt by Lessor of all of the amounts provided in this Section 22.1, the obligation of Lessee to pay Basic Rent hereunder in respect of the applicable Units shall cease and the Lease Team shall terminate with respect thereto.

         If Lessee elects to exercise the purchase option provided for in this
Section 22.1, Lessee shall, as the purchase price therefor, in the sole discretion of Lessee, either (i) pay the Early Purchase Price, together with all other amounts due and owing by Lessee under the Operative Agreements, as specified in the paragraph above or (ii) pay the difference between the amount specified in clause (i) and the outstanding principal amount of the Equipment Notes as of the Early Purchase Date and assume on a full recourse basis all of the Owner Trust's obligations under the Indenture and its obligations under the Policy Provider Documents to which the Owner Trust is a party as provided in
Section 3.6 of the Indenture to the extent such obligations become due after the date of exercise of such purchase option; provided, that, following such assumption, the purchased Units shall remain subject to the Lien of a separate indenture similar to the Indenture pursuant to Section 3.6 of the Indenture. Lessee will make the payments required by foregoing clause (i) or assume the indebtedness evidenced by the Equipment Notes as provided in foregoing clause
(ii) on the Early Purchase Date in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to the Units on an "as-is" "where-is" basis and containing a warranty as to the absence of Lessor's Liens. If Lessee shall fail to fulfill its obligations under this second paragraph of Section 22.1, all of Lessee's obligations under this Lease and the Operative Agreements, including, without limitation, Lessee's obligation to pay installments of Rent, shall continue and Lessee shall be obligated to pay all costs and expenses, including legal fees and expenses, incurred by Lessor, Owner Participant, Policy Provider and Indenture Trustee as a result of the notice given by Lessee pursuant to this Section.

         If Lessee exercises its Early Purchase Option and the Basic Rent Adjustment is negative and Lessee pays all other amounts due in relation to such exercise, then Lessee shall pay an amount equal to the Early Purchase Price less the absolute value of the amount of such Basic Rent Adjustment listed on
Schedule 6 to the Participation Agreement in respect of the purchased Units (as a rebate of Basic Rent and not as a reduction in the applicable Early Purchase Price). If Lessee exercises the Early Purchase Option and the Basic Rent Adjustment is positive, Lessee shall pay an amount equal to the Early Purchase Price plus the Basic Rent Adjustment in respect of such purchased Units (as a payment of additional Basic Rent).

         Notwithstanding the foregoing provisions of this Section 22.1 to the contrary, Lessee may purchase or cause an Affiliate of Lessee to purchase the Beneficial Interest in lieu of Lessee purchasing the Units pursuant to this
Section 22.1 for a purchase price equal to the

Beneficial Interest Purchase Price and may keep this Lease (and the Equipment Notes) in place; provided, that Lessee shall remain liable under this Lease to pay Basic Rent and all other payments hereunder in full, provided, further, that such purchase shall be made in all respects in accordance with Section 6.9 of the Participation Agreement.

         Section 22.2 Election to Retain or Return Equipment at End of Basic or Renewal Term. Not less than 360 days and not more than 720 days prior to the end of the Basic Term or the Renewal Term, Lessee shall give Lessor notice of its decision to return or retain the Units (it being understood that at the end of the Basic Term or the Renewal Term Lessee must return all of such Units or retain all of such Units at the end of the Basic Term or the Renewal Term). If Lessee elects to retain Units, Lessee shall comply with Section 22.3 and/or 22.4 hereof, as it may elect in accordance with the provisions thereof including the notice requirements stated therein. If Lessee fails to give the 360 days' notice required by this Section 22.2, or a subsequent notice required by Section 22.3 or 22.4, Lessee shall be deemed to have irrevocably elected to return all of the Units at the end of the Basic Term or the Renewal Term, as the case may be, in accordance with Section 6.

         Section 22.3 Purchase Option. Provided that Lessee shall have duly given the notice required by Section 22.2 and by the next succeeding sentence of this Section 22.3, Lessee shall have the right and, upon the giving of such notice under this Section 22.3, the obligation to purchase all of the Units at a price equal to the greater of (i) Fair Market Sales Value of such Units and (ii) $17,019,360, at the expiration of the Basic Term, or, if a Renewal Term is then in effect, at the end of such Renewal Term at a price equal to the Fair Market Sales Value of such Units, plus, in each case, all other amounts due and owing by Lessee under the Operative Agreements, including, without limitation, Late Payment Interest and any unpaid Rent (so that, after receipt and application of all such payments, but so long as the Policy remains in effect without withdrawal from any Reserve Account (or the Special Reserves Account or Transition Expense Account, as such terms are defined in the Collateral Agency Agreement), Owner Participant shall be entitled under the terms of the Collateral Agency Agreement to receive, and does receive, taking into account all Basic Rent payments in respect of the Units, the sum of the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto and any other amounts then due to Owner Participant) and all then unpaid Policy Provider Amounts and, without duplication, all then unpaid Policy Provider Reimbursement Costs, in each case, as defined in this Lease and as defined in the Other Lease described in clause (i) of the definition thereof. Lessee shall give Lessor written notice not less than 360 days and not more than 720 days prior to the end of the Basic Term or the Renewal Term, as the case may be, of its election to exercise the purchase option provided for in this Section 22.3, which notice shall be irrevocable. Payment of the purchase price, together with all other amounts due and owing by Lessee under the Operative Agreements (including, without limitation, all then unpaid Policy Provider Amounts and, without duplication, all then unpaid Policy Provider Reimbursement Costs, in each case, as defined in this Lease and as defined in the Other Lease described in clause
(i) of the definition thereof shall be made at the place of payment specified in
Section 3.5 hereof in immediately available funds against delivery of a bill of sale transferring and assigning to Lessee all right, title and interest of Lessor in and to such Units on an "as-is" "where-is" basis and containing a warranty as to the absence of Lessor's Liens. Lessor shall not be required to make any other representation or warranty as to the condition of such Units or any other matters, and may specifically disclaim any such representations or warranties.

         Section 22.4 Renewal Option. Provided no Lease Event of Default shall have occurred and be continuing and Lessee shall have duly given the notice required by Section 22.2 and Lessee has not exercised its option to purchase the Units pursuant to Section 22.3, Lessee shall have the right and, upon the giving of a notice under this Section 22.4 as below provided, the obligation to lease pursuant to this Lease all (but not less than all) of the Units at the expiration of the Basic Term. Lessee may exercise this renewal option by giving Lessor written notice not less than 360 days and not more than 720 days prior to the end of the Basic Term that Lessee elects to renew this Lease with respect to the Units then leased hereunder. Such renewal shall be for a renewal term of two years. The Basic Rent for each Unit during the Renewal Term (the "Renewal Rent") shall be the greater of (a) $709,140.00, payable monthly in arrears and (b) the Fair Market Rental Value determined as of the commencement of the Renewal Term. The Renewal Term shall commence immediately upon the expiration of the Basic Term.

         Section 22.5 Rent Appraisal, Outside Renewal Date. Promptly following Lessee's irrevocable written notice pursuant to Section 22.2 of its election to retain Units at the end of the Basic Term or the Renewal Term (and, in any event, if it is anticipated that there will be any Extended Units at the end of the Basic Term), Lessor and Lessee shall determine (a) if Lessee shall have exercised the purchase option under Section 22.3, the Fair Market Sales Value of the applicable Units as of the end of the then existing Basic Term or Renewal Term, as applicable, in each case assuming such Units are at least in the condition required by this Lease, and (b) if Lessee shall have exercised its renewal option pursuant to Section 22.4, the Fair Market Rental Value of the applicable Units as of the end of the Basic Term assuming such Units are at least in the condition required by this Lease.

         Section 22.6 Stipulated Loss Amount and Termination Amount During Renewal Term. All of the provisions of this Lease, other than Section 10, shall be applicable during any Renewal Term for such Units, except as specified in the next sentence. During the Renewal Term, the Stipulated Loss Amount and Termination Amount of any Unit shall be determined on the basis of the Fair Market Sales Value of such Unit as of the first day of the Renewal Term, reduced in equal monthly increments to the Fair Market Sales Value of such Unit as of the last day of the Renewal Term; provided that in no event during any Renewal Term shall the Stipulated Loss Amount and Termination Amount of any Unit be less than 20% of the Equipment Cost of such Unit.

SECTION 23. Limitation of Lessor's Liability.

         It is expressly agreed and understood that all representations, warranties and undertakings of Lessor hereunder (except as expressly provided herein) shall be binding upon Lessor only in its capacity as Owner Trustee under the Trust Agreement and in no case shall the Trust Company be personally liable for or on account of any statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder, except that the Trust Company shall be personally liable for its gross negligence or willful misconduct and for its breach of its covenants, representations and warranties contained herein to the extent covenanted or made in its individual capacity.

SECTION 24. Investment of Security Funds.

         Any moneys received by Lessor or the Indenture Trustee pursuant to
Section 12.2 which are required to be paid to Lessee after completion of repairs to be made pursuant to Section 12.2 or pursuant to Section 11.4(a) or 11.5, as the case may be, shall be paid directly to the appropriate Non-Shared Payments Account established under the Collateral Agency Agreement.

SECTION 25. Miscellaneous.

         Section 25.1 Governing Law; Severability. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Lease shall be prohibited by or invalid under the laws of any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease in any other jurisdiction.

         Section 25.2 Execution in Counterparts. This Lease may be executed in any number of counterparts, each executed counterpart constituting an original and in each case such counterparts shall constitute but one and the same instrument; provided, however, that to the extent that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no security interest in this Lease may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Indenture Trustee on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

         Section 25.3 Headings and Table of Contents; Section References. The headings of the sections of this Lease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Lease.

         Section 25.4 Successors and Assigns. This Lease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective permitted successors and permitted assigns.

         Section 25.5 True Lease. It is the intent of the parties to this Lease that it will be a true lease and not a "conditional sale", that Lessor shall at all times be considered to be the owner of each Unit which is the subject of this Lease for the purposes of all federal, state, city and local taxes, that this Lease conveys to Lessee no right, title or interest in any Unit except as lessee and that the Lease will be a finance lease under the provisions of
Article 2A of the New York Uniform Commercial Code. Nothing contained in this
Section 25.5 shall be construed to
limit Lessee's use or operation of any Unit or constitute a representation, warranty or covenant by Lessee as to tax consequences.

         The parties hereto hereby agree that Lessee's obligation to make payments of the type described in the definition of "Excepted Property" is a separate and independent obligation from its obligation to make other Rent payments, and that Lessee's obligation to make payments of the type described in the definition of "Excepted Property" may be independently enforced and may be assigned, pledged or otherwise transferred separately from Lessee's obligations to make other Rent payments. The obligation to make such payments has been included herein for the convenience of the parties.

         Section 25.6 Amendments and Waivers. Subject to and in accordance with the terms of the Indenture, no term, covenant, agreement or condition of this Lease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

         Section 25.7 Survival. All warranties, representations, indemnities, payment obligations (including without limitation, the obligations of the Lessee to pay Basic Rent and Supplemental Rent), covenants and agreements made by either party hereto, herein or in any certificate or other instrument delivered by such party or on the behalf of any such party under this Lease, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either such party or on behalf of either such party, and to the extent having accrued and not been paid, having been required to be performed and not having been performed or relating to or otherwise arising in connection with the transactions contemplated by the Operative Agreements during the Lease Term, shall survive the expiration or other termination of this Lease or any other Operative Agreement.

         Section 25.8 Business Days. If any payment is to be made hereunder or any action is to be taken hereunder on any date that is not a Business Day, such payment or action otherwise required to be made or taken on such date shall be made or taken on the immediately succeeding Business Day with the same force and effect as if made or taken on such scheduled date and as to any payment (provided any such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         Section 25.9 Directly or Indirectly; Performance by Managers. Where any provision in this Lease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. In this regard, it is understood and agreed that Lessee has entered into the Management Agreement with the Manager, the Insurance Agreement with the Insurance Manager and the Administrative Services Agreement with the Administrator, under which agreements certain rights and obligations of Lessee hereunder will be exercised and performed by such Persons on behalf of Lessee. Lessee agrees to instruct the Manager, the Insurance Manager and the Administrator to take such actions as shall be necessary or appropriate under such agreements so that Lessee shall be in compliance in all material respects with its obligations hereunder and under the other Operative Agreements.

         Section 25.10 Incorporation by Reference. The payment obligations set forth in Sections 7.1 and 7.2 of the Participation Agreement are hereby incorporated by reference.

         Section 25.11 No Partnership Created. The parties hereto do not intend to create, and nothing herein shall be construed as creating, a partnership or joint venture for federal income tax purposes. Each party hereto agrees (i) that it does not have, or intend to form, a joint profit motive with any other party hereto or any other person with respect to any Unit, Existing Equipment Sublease or Permitted Sublease, (ii) not to hold itself out to the public as a partner with any other party hereto, (iii) not to share any profits (including rent or any other payments to which it is entitled) or losses with respect to its interest in any Unit, Existing Equipment Sublease or Permitted Sublease, and
(iv) that unless (x) otherwise required by the Internal Revenue Service or like governmental authority with jurisdiction over income tax matters (the "Required Position") or (y) such party receives an opinion of its independent tax counsel that there is no "reasonable basis" (within the meaning of Treasury Regulation
Section 1.6662-3(b)(3)) to claim that no partnership exists (and such party delivers notice of the receipt of such opinion or notice of the Required Position to the other parties hereto within ten (10) Business Days after its receipt of such opinion or notice of the Required Position), it will not file any partnership or other joint income tax return with respect to items of income, loss, deduction, or credit attributable to its interest in any Unit, Existing Equipment Sublease or Permitted Sublease.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be duly executed and delivered on the day and year first above written.

                            Lessor:

                            TRLIV 2004-1A RAILCAR STATUTORY TRUST

                            By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee

                            By: /s/ Earl W. Dennison
                                ------------------------------
                            Name: EARL W. DENNISON
                            Title: VICE PRESIDENT

                            Lessee:

                            TRINITY RAIL LEASING IV L.P.

                            By TILX GP IV, LLC,
                            its General Partner

                            By: /s/ Eric Marchetto
                                ------------------------------
                            Name: ERIC MARCHETTO
                            Title: VICE PRESIDENT

                   Signature Page to Equipment Lease Agreement

         Receipt of this original counterpart of the foregoing Lease is hereby acknowledged on the _____ day of August, 2004.

                            WILMINGTON TRUST COMPANY, as Indenture Trustee

                            By: /s/ W. Chris Sponenberg
                                ------------------------------
                            Name: W. CHRIS SPONENBERG
                            Title: VICE PRESIDENT

                   Signature Page to Equipment Lease Agreement

                                    EXHIBIT A

                            LEASE SUPPLEMENT NO._____
                                 (TRLIV 2004-1A)

         This Lease Supplement No._____, dated as of __________, between TRLIV 2004-1A Railcar Statutory Trust by U.S. Bank Trust National Association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement ("Lessor"), and Trinity Rail Leasing IV L.P., a Texas limited partnership ("Lessee");

                                   Witnesseth:

         Lessor and Lessee have heretofore entered into that certain Equipment Lease Agreement (TRLIV 2004-1A) dated as of August 19, 2004 (the "Lease"). The terms used herein are used with the meanings assigned to such terms in the Lease.

         The Lease provides for the execution and delivery of one or more Lease Supplements substantially in the form hereof for, among other things, the purpose of particularly describing all or a portion of the Units to be leased to Lessee under the Lease.

         Now, therefore, in consideration of the premises and other good and sufficient consideration, and pursuant to Section 2 of the Lease, Lessor and Lessee hereby agree as follows:

         1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease as herein supplemented, the Units described in Schedule 1 hereto.

         2. All of the terms and provisions of the Lease are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

         3. To the extent that this Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code) no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart hereof other than the counterpart bearing the receipt therefor executed by the Indenture Trustee on the signature page hereof, which counterpart shall constitute the only "original" hereof for purposes of the Uniform Commercial Code.

         4. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

         5. This Lease Supplement may be executed in any number of counterparts, each executed counterpart constituting an original but all together constituting one and the same instrument.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed as of the day and year first above written and to be delivered as of the date first above written.

                            Lessor:

                            TRLIV 2004-1A RAILCAR STATUTORY TRUST
                            By: U.S. Bank Trust National Association, not in its individual capacity, but solely as Owner Trustee

                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________

                            Lessee:

                            TRINITY RAIL LEASING IV L.P.

                            By TILX GP IV, LLC,
                            its General Partner

                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________

(1)Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged on this _____ day of __________, 20__.

                            WILMINGTON TRUST COMPANY,
                            as Indenture Trustee

                            By:_______________________________
                            Name:_____________________________
                            Title:____________________________

----------------------
(1) This language contained in the original counterpart only.

                                       2